1 Paris 18365258.6 27 March 2023 / 27 mars 2023 CONSTELLIUM ISSOIRE and / et CONSTELLIUM NEUF BRISACH as Borrowers / les Emprunteurs CONSTELLIUM INTERNATIONAL as Parent Company / la Société-Mère FACTOFRANCE as Arranger and Agent / l’Arrangeur et Agent THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 / LES INSTITUTIONS FINANCIERES LISTEES EN ANNEXE 1 as Lenders / les Prêteurs FIFTH AMENDMENT TO THE INVENTORY FINANCING FACILITY AGREEMENT / CINQUIEME AVENANT AU CONTRAT DE CREDIT Dentons Europe Association d'Avocats à Responsabilité Professionnelle Individuelle 5 boulevard Malesherbes, 75008 Paris, France DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

2 Paris 18365258.6 CONTENTS Clause Page 1. Definitions and interpretation ......................................................................................................... ..4 2. Conditions Precedent ....................................................................................................................... 5 3. Amendment of the Existing Inventory Financing Facility Agreement .............................................. 5 4. Changes to the Parties .................................................................................................................... 5 5. Continuing Obligations ..................................................................................................................... 5 6. Guarantee and Securities Confirmation ........................................................................................... 6 7. No Novation ..................................................................................................................................... 6 8. Representations ............................................................................................................................... 7 9. Finance Documents ......................................................................................................................... 7 10. Amendment Arrangement Fees ....................................................................................................... 7 11. Effective Global Rate (Taux Effectif Global) .................................................................................... 7 12. Formalities ....................................................................................................................................... 8 13. Language ....................................................................................................................................... 8 14. Electronic Signing and agreement on evidence .............................................................................. 8 15. Applicable Law - Jurisdiction .......................................................................................................... 10 SCHEDULE 1. The Lenders ................................................................................................................. 11 SCHEDULE 2. Commitments ............................................................................................................... 12 SCHEDULE 3. Conditions Precedent ................................................................................................... 13 SCHEDULE 4. Amended and Restated Inventory Financing Facility Agreement ................................ 15 DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

Paris 18365258.6 THIS AMENDMENT AGREEMENT is made between: 1. CONSTELLIUM ISSOIRE, a société par actions simplifiée governed by French law whose registered office is at rue Yves Lamourdedieu ZI les Listes, 63500 Issoire, France, registered with the trade and companies registry of Clermont-Ferrand under number 672 014 081 ; and CET AVENANT est conclu entre :_______________ 1. CONSTELLIUM ISSOIRE, une société par actions simplifiée de droit français, dont le siège social est situé rue Yves Lamourdedieu ZI les Listes, 63500 Issoire, France, immatriculée au registre du commerce et des sociétés de Clermont-Ferrand sous le numéro 672 014 081 ; et 2. CONSTELLIUM NEUF BRISACH, a société par actions simplifiée governed by French law whose registered office is at ZIP Rhénane Nord, RD 52, 68600 Biesheim, France, registered with the trade and companies registry of Colmar under number 807 641 360, 2. CONSTELLIUM NEUF BRISACH, une société par actions simplifiée de droit français dont le siège social est situé ZIP Rhénane Nord, RD 52, 68600 Biesheim, France, immatriculée au registre du commerce et des sociétés de Colmar sous le numéro 807 641 360, as borrowers (each a “Borrower” and together the " Borrowers"); En tant qu’emprunteurs (chacun un "Emprunteur" et ensemble les "Emprunteurs") ; 3. CONSTELLIUM INTERNATIONAL, a société par actions simplifiée whose registered office is located at 40-44 rue Washington, 75008 Paris, France and registered with the trade and companies registry of Paris under number 832 509 418, as parent company (the "Parent Company"); 3. CONSTELLIUM INTERNATIONAL, une société par actions simplifiée dont le siège social est situé 40-44 rue Washington, 75008 Paris, France et immatriculée au registre du commerce et des sociétés de Paris sous le numéro 832 509 418, en tant que société mère (la "Société Mère") ; 4. THE FINANCIAL INSTITUTIONS listed in SCHEDULE 1 (The Lenders) as lenders (the "Lenders”); and 4. Les INSTITUTIONS FINANCIERES énumérées à l’ANNEXE 1 (Les Prêteurs) en tant que préteurs (les "Prêteurs") ; et 5. FACTOFRANCE, a company incorporated under the laws of France as a société anonyme and licensed as a credit institution (établissement de crédit), whose registered office is located at Tour D2, 17 bis place des Reflets, 92988 Paris-La Défense Cedex, France, registered with the Trade and Companies Registry of Nanterre under number 063 802 466, as arranger (in such capacity, the “Arranger”) and as agent (in such capacity, the “Agent”). 5. FACTOFRANCE, une société de droit français constituée sous la forme d’une société anonyme et agréée en tant qu’établissement de crédit dont le siège social est situé Tour D2, 17 bis place des Reflets, 92988 Paris-La Défense Cedex, France, immatriculée au Registre du Commerce et des Sociétés de Nanterre sous le numéro 063 802 466, en tant qu’arrangeur (en cette qualité l’"Arrangeur") et agent (en cette qualité, l’"Agent"). WHEREAS: (A) On 21 April 2017, the Borrowers and Constellium Holdco II B.V. (now merged with ÉTANT PRÉALABLEMENT EXPOSÉ QUE : (A) Le 21 avril 2017, les Emprunteurs et Constellium Holdco II B.V. (maintenant DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

4 Paris 18365258.6 and into Constellium International) have entered into an inventory financing facility agreement pursuant to which the Lenders made available to the Borrowers a credit facility secured by, inter alia, inventory pledge agreements (as amended on 13 June 2017, 29 March 2018, on 31 July 2018, on 15 March 2019 and on 16 February 2021, the "Existing Inventory Financing Facility Agreement"). fusionnée avec et dans Constellium International) ont signé un contrat de crédit en vertu duquel les Prêteurs ont mis à la disposition des Emprunteurs une facilité de crédit garantie, entre autres, par des contrats de gage (tel que modifié le 13 juin 2017, le 29 mars 2018, le 31 juillet 2018, le 15 mars 2019 et le 16 Février 2021, le "Contrat de Crédit Existant"). (B) The Parties have decided to enter into this amendment agreement (the “Amendment Agreement”) in order, notably, to amend the list of Lenders and extend the maturity of the Existing Inventory Financing Facility Agreement until 21 April 2025. (B) Les Parties ont décidé de conclure cet avenant (« l’Avenant ») afin notamment de modifier la liste des Prêteurs et de proroger l’échéance du Contrat de Crédit Existant jusqu’au 21 avril 2025. IT HAS BEEN AGREED AS FOLLOWS: IL A ETE CONVENU CE QUI SUIT : 1. DEFINITIONS AND INTERPRETATION 1. DEFINITIONS ET INTERPRETATIONS 1.1 Definitions 1.1 Définitions 1.1.1 In this Amendment Agreement: 1.1.1 Dans le présent Avenant : "Amendment Effective Date" means the date on which the Agent has received all of the documents and other evidence listed in SCHEDULE 3 (Conditions Precedent) in a form and substance satisfactory to the Agent. "Date d’Entrée en Vigueur de l’Avenant" désigne la date à laquelle l’Agent a reçu tous les documents et éléments énumérés à l’ANNEXE 3 (Conditions Suspensives) dans une forme et une substance satisfaisantes pour l’Agent. "Amendment Signing Date" means the date hereof. "Date de Signature de l’Avenant" désigne la date des présentes. "Amended Inventory Financing Facility Agreement" means the Existing Inventory Financing Facility Agreement as amended and restated by this Amendment Agreement. "Contrat de Crédit Modifié" désigne le Contrat de Crédit Existant tel qu’il a été modifié et réitéré par le présent Avenant. 1.1.2 Save as otherwise provided herein, terms used in the above recitals and in this Amendment Agreement shall have the respective meanings given to them in the Existing Inventory Financing Facility Agreement. 1.1.2 Sauf disposition contraire des présentes, les termes utilisés dans les considérants ci- dessus et dans le présent Avenant ont le sens qui leur est attribué dans le Contrat de Crédit Existant. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

5 Paris 18365258.6 1.2 General Interpretation The rules of construction set forth in Article 1.2 (Interpretation) of the Existing Inventory Financing Facility Agreement shall be applicable to this Amendment Agreement. 1.2 Interprétation Générale Les règles d’interprétation énoncées à l’article 1.2 (Interpretation) du Contrat de Crédit Existant s’appliqueront au présent Avenant. 2. CONDITIONS PRECEDENT The provisions of Clause 3 (Amendment of the Existing Inventory Financing Facility Agreement) shall be effective only if the Agent has received all of the documents and other evidence listed in SCHEDULE 3 (Conditions Precedent) in form and substance satisfactory to the Agent. 2. CONDITIONS SUSPENSIVES Les stipulations de la Clause 3 (Avenant au Contrat de Crédit Existant) n’entreront en vigueur que si l’Agent a reçu tous les documents et autres éléments énumérés à l’ANNEXE 3 (Conditions Suspensives) dans une forme et une substance satisfaisantes pour l’Agent. 3. AMENDMENT OF THE EXISTING INVENTORY FINANCING FACILITY AGREEMENT As from the Amendment Effective Date the Existing Inventory Financing Facility Agreement is amended and restated as set out in SCHEDULE 4 (Amended and Restated Inventory Financing Facility Agreement), in particular, the definition of "Termination Date" of the Existing Inventory Financing Facility Agreement is replaced with the following provisions: “"Termination Date” means 21 April 2025.”. 3. AVENANT AU CONTRAT DE CREDIT EXISTANT À compter de la Date d’Entrée en Vigueur de l’Avenant, le Contrat de Crédit Existant est modifié et réitéré comme indiqué à l'ANNEXE 4 (Contrat de Crédit modifié et réitéré), en particulier, la définition de "Date de Maturité Finale" du Contrat de Crédit Existant est remplacée par les dispositions suivantes : « "Date de Maturité Finale" signifie le 21 avril 2025. ».« » 4. CHANGES TO THE PARTIES 4.1 As from the Amendment Effective Date Credit Suisse (Deutschland) Aktiengesellschaft will cease to be party to the Inventory Financing Facility Agreement and to the other Finance Document to which it was a party and the Commitments of each remaining Lender will be as set out in SCHEDULE 2. 4. CHANGEMENT DE PARTIES 4.1 À compter de la Date d’Entrée en Vigueur de l’Avenant, Credit Suisse (Deutschland) Aktiengesellschaft cessera d’être partie au Contrat de Crédit et aux autres Documents de Financement auxquels elle est partie et les Engagements chaque Prêteur restant seront tel que figurant à l’ANNEXE 2. 5. CONTINUING OBLIGATIONS 5.1 The provisions of the Existing Inventory Financing Facility Agreement and the other Finance Documents shall, save as amended by this Amendment Agreement, continue in full force and effect. 5. OBLIGATIONS CONTINUES 5.1 Les stipulations du Contrat Crédit Existant et des autres Documents de Financement (Finance Documents) demeurent pleinement en vigueur, à moins qu’elles ne soient modifiées par le présent Avenant. 5.2 Nothing in this Agreement shall constitute a waiver by the Finance Parties of any breach 5.2 Aucune disposition du présent Avenant ne constitue une renonciation par les parties à un DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

6 Paris 18365258.6 by any Obligor of its obligations under the Finance Documents. manquement par un Débiteur (Obligor) à ses obligations aux termes des Documents de Financement. 6. GUARANTEE AND SECURITIES CONFIRMATION 6.1 The Parent Company hereby confirms that the Guarantee created under clause 17 of the Inventory Financing Facility Agreement will: 6.1.1 continue in full force and effect; and 6.1.2 extend to the payment obligations of the Borrowers under the Finance Documents as amended and extended under this Amendment Agreement. 6. GARANTIE ET CONFIRMATION DES SURETES 6.1 La Société Mère confirme par la présente que la Garantie (Guarantee) créée en vertu de la clause 17 du Contrat de Crédit Existant : 6.1.1 continuera d’être pleinement en vigueur ; et 6.1.2 s’appliquera aux obligations de paiement des Emprunteurs en vertu des Documents de Financement tels que modifiés et prorogés en vertu du présent Avenant. 6.2 Each Borrower hereby confirms that any security interest created under any Security Document to which it is a party will: 6.2.1 continue in full force and effect; and 6.2.2 extend to its obligations and liabilities under the Finance Documents as amended and extended under this Amendment Agreement. 6.2 Chaque Emprunteur confirme par les présentes que toute sureté constituée en vertu d’un Document de Sûreté (Security Document) auquel il est partie : 6.2.1 continuera d’être pleinement en vigueur ; et 6.2.2 s’appliquera à ses obligations et responsabilités aux termes des Documents de Financement tels que modifiés et prorogés aux termes de l’Avenant. 7. NO NOVATION The execution of this Amendment Agreement shall not be construed as a novation of the respective obligations of the Parties under the Existing Inventory Financing Facility Agreement within the meaning of articles 1329 et seq. of the French Code civil. 7. ABSENCE DE NOVATION La signature du présent Avenant ne saurait être interprétée comme une novation des obligations respectives des Parties au titre du Contrat de Crédit Existant au sens des articles 1329 et suivants du Code civil français. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

7 Paris 18365258.6 8. REPRESENTATIONS On the Amendment Signing Date and on the Amendment Effective Date, each Obligor makes to each Finance Party, the representations and warranties set out in Clause 18 (Representations) of the Existing Inventory Financing Facility Agreement. 8. DECLARATIONS A la Date de Signature de l’Avenant et à la Date d’Entrée en Vigueur de l‘Avenant, chaque Débiteur fait à chaque Partie Financière les déclarations et les garanties énoncées à la Clause 18 (Representations) du Contrat de Crédit Existant. 9. FINANCE DOCUMENTS The Parent Company and the Agent designate this Amendment Agreement as a Finance Document. In any of the Finance Documents, any reference to the Existing Inventory Financing Facility Agreement shall, unless the context otherwise requires, be read and construed as a reference to the Amended Inventory Financing Facility Agreement. 9. DOCUMENTS DE FINANCEMENT La Société Mère et l‘Agent désignent le présent Avenant comme Document de Financement. Dans tout Document de Financement, toute référence au Contrat de Crédit Existant doit, sauf indication contraire du contexte, être lue et interprétée comme une référence au Contrat de Crédit Modifié. 10. AMENDMENT ARRANGEMENT FEES 10.1 At the latest on the Amendment Signing Date, the Borrowers shall pay to the Agent a one hundred thousand euros (100,000€) amendment arrangement fee (the “Amendment Arrangement Fee”). 10.2 The Agent will split the Amendment Arrangement Fee between each Lender pro rata the share of its Commitment in the aggregate Commitments. 10. COMMISSION D’ARRANGEMENT D’AVENANT 10.1 Au plus tard à la Date de Signature de l’Avenant, les Emprunteurs paieront à l’Agent une commission pour l’arrangement de l’avenant (la « Commission d’Arrangement d’Avenant ») de cent mille euros (100 000€). 10.2 L’Agent répartira la Commission d’Arrangement d’Avenant entre chaque Prêteur proportionnellement à à la part de son montant Engagement dans la somme des Engagements. 11. EFFECTIVE GLOBAL RATE (TAUX EFFECTIF GLOBAL) For the purposes of Articles L.314-1 to L.314- 5 and R.314-1 et seq. of the French Code de la consommation and Article L.313-4 of the French Code Monétaire et Financier, the Parties acknowledge that (i) the effective global rate (taux effectif global) calculated on the date of this Amendment Agreement, based on assumptions as to the period rate (taux de période) and the period term (durée de période) and on the assumption that the interest rate and all other fees, costs or expenses payable under this Amendment 11. TAUX EFFECTIF GLOBAL Pour l'application des articles L.314-1 à L.314-5 et R.314-1 et suivants du Code de la consommation et de l'article L.313-4 du Code Monétaire et Financier, les Parties reconnaissent que (i) le taux effectif global calculé à la date du présent Avenant, sur la base d'hypothèses de taux de période et de durée de période et sur la base de l'hypothèse que le taux d'intérêt et tous autres frais, coûts ou dépenses payables en vertu du présent Avenant seront maintenus à leur niveau initial pendant toute la durée du présent Avenant, est indiqué dans une lettre de l’Agent à DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

8 Paris 18365258.6 Agreement will be maintained at their original level throughout the term of this Amendment Agreement, is set out in a letter from the Agent to each Borrower and (ii) that letter forms part of this Amendment Agreement. Each Borrower acknowledges receipt of that letter. chaque Emprunteur et (ii) cette lettre fait partie du présent Avenant. Chaque Emprunteur accuse réception de cette lettre. 12. FORMALITIES 12.1 In respect of each Inventory Pledge Agreement Without Dispossession (gage sans dépossession), the Agent shall, at the cost of the relevant Borrower, register the extension of the Termination Date in the special register referred to in article 2338 of the French Code Civil at the registry of the relevant Tribunal de Commerce or Tribunal d’Instance. 12.2 All powers are conferred to any bearer of an original copy of the Amendment Agreement in order to carry out the registration formalities described in Clause 12.1 above. 12. FORMALITES 12.1 Pour chaque Contrat de Gage de Stocks sans Dépossession (Inventory Pledge Agreement Without Dispossession), l’Agent, aux frais de l'Emprunteur concerné, inscrira l’extension de la Date de Maturité Finale dans le registre spécial visé à l'article 2338 du Code civil français au greffe du Tribunal de Commerce ou du Tribunal d'Instance compétent. 12.2 Tous pouvoirs sont conférés à tout porteur d'un exemplaire original de l’Avenant afin d'accomplir les formalités d'enregistrement décrites à l'Article 12.1 ci-dessus. 13. LANGUAGE This Amendment Agreement shall be executed in both English and French language. In the event of any discrepancy, the English language version of this Amendment Agreement shall be the governing version. 13. LANGUE L’Avenant sera signé en langue française et en langue anglaise. En cas de divergence, la version anglaise de l’Avenant fera foi. 14. ELECTRONIC SIGNING AND AGREEMENT ON EVIDENCE 14.1 Each Party hereby expressly and irrevocably acknowledges that (i) it has the knowledge of the use of the electronic signature solution offered by DocuSign France, a limited liability company (société par actions simplifiée), incorporated under the laws of France, having its registered office at 9, rue Maurice Mallet, 92130 Issy-les-Moulineaux, France and registered with the Trade and Companies of Nanterre under number 812 611 150 ("DocuSign France") and (ii) the electronic signature solution offered by DocuSign France implements an electronic signature within the meaning of the provisions of articles 1366 and 1367 of the French Code civil. 14. SIGNATURE ELECTRONIQUE ET CONVENTION SUR LA PREUVE 14.1 Par les présentes, chaque Partie reconnaît expressément et irrévocablement (i) avoir connaissance de l'utilisation de la solution de signature électronique proposée par DocuSign France, société par actions simplifiée de droit français, dont le siège social est situé 9, rue Maurice Mallet, 92130 Issy- les-Moulineaux, France et immatriculée au Registre du Commerce et des Sociétés de Nanterre sous le numéro 812 611 150 ("DocuSign France") et (ii) la solution de signature électronique proposée par DocuSign France met en œuvre une signature électronique au sens des dispositions des articles 1366 et 1367 du Code civil français. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

9 Paris 18365258.6 14.2 Each of the Parties hereby expressly and irrevocably recognizes, agrees and accepts that the version sent by DocuSign France to each Party of this Amendment Agreement and of other Finance Documents and any other related documents signed through the electronic signature solution offered by DocuSign France (together, the "Electronically Signed Documents") satisfies the requirement of integrity (intégrité) within the meaning of the provisions of article 1366 of the French Code civil. 14.3 Each of the Parties hereby expressly and irrevocably recognizes, agrees and accepts that the date and time stamp of the Electronically Signed Documents and the electronic signatures are enforceable (opposable) against it and will prevail between the Parties. 14.4 Each of the Parties hereby expressly and irrevocably recognizes, agrees and accepts that the electronic signature solution offered by DocuSign France and used for the signing of the Electronically Signed Documents (i) corresponds to a sufficient degree of reliability (fiabilité) in order to identify their signatories within the meaning of article 1367 of the French Code civil and (ii) guarantees its connection with the Electronically Signed Documents to which the relevant electronic signatures are attached within the meaning of article 1367 of the French Code civil. 14.5 Consequently, in accordance with articles 1366 and 1367 of the French Code civil, the Parties hereby expressly agree that each Party or its authorised representative can duly execute electronically the Electronically Signed Documents by appending an electronic signature generated through DocuSign France’s service and acknowledge that such electronic signature carries the same legal value as their handwritten signature. Thus, each of the Parties hereby expressly and irrevocably acknowledges, agrees and accepts that the electronic signature of the Electronically Signed Documents thus produced is fully valid and 14.2 Chacune des Parties reconnaît et accepte expressément et irrévocablement par les présentes que la version envoyée par DocuSign France à chaque Partie du présent Avenant et des autres Documents de Financement et de tout autre document connexe signé au moyen de la solution de signature électronique proposée par DocuSign France (ensemble, les " Documents Signés Electroniquement ") satisfait à l'exigence d'intégrité au sens des dispositions de l'article 1366 du Code civil français. 14.3 Chacune des Parties reconnaît et accepte expressément et irrévocablement que l'horodatage des Documents Signés Electroniquement et les signatures électroniques lui sont opposables et prévaudront entre les Parties. 14.4 Chacune des Parties reconnaît et accepte expressément et irrévocablement que la solution de signature électronique proposée par DocuSign France et utilisée pour la signature des Documents Signés Electroniquement (i) correspond à un degré de fiabilité suffisant pour identifier leurs signataires au sens de l'article 1367 du Code civil français et (ii) garantit son lien avec les Documents Signés Electroniquement auxquels sont attachées les signatures électroniques concernées au sens de l'article 1367 du Code civil français. 14.5 En conséquence, conformément aux articles 1366 et 1367 du Code civil français, les Parties conviennent expressément par les présentes que chaque Partie ou son représentant autorisé peut dûment signer électroniquement les Documents Signés Electroniquement en y apposant une signature électronique générée par le service de DocuSign France et reconnaissent que cette signature électronique a la même valeur juridique que leur signature manuscrite. Ainsi, chacune des Parties reconnaît et accepte expressément et irrévocablement que la signature électronique des Documents Signés Electroniquement ainsi produits est DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

10 Paris 18365258.6 enforceable against it and against the other Parties. 14.6 Each of the Parties hereby expressly and irrevocably acknowledges, agrees and accepts that this Clause 14 constitutes an agreement on evidence (contrat de preuve) within the meaning of article 1356 of the French Code civil. 14.7 Each of the Parties hereby expressly acknowledges and agrees that its signing or the signing by its authorised representative of the Electronically Signed Documents via the abovementioned electronic process is made in full knowledge of the technology implemented, its related terms of use and the applicable electronic signature laws and regulations and, accordingly, hereby irrevocably and unconditionally waives any right it may have to initiate any claim and/or legal action, directly or indirectly arising out of or relating to (i) the reliability and validity of the said electronic signatures and/or (ii) the evidence of its intention to enter into the Electronically Signed Documents. pleinement valide et opposable à son égard et à l'égard des autres Parties. 14.6 Chacune des Parties reconnaît et accepte expressément et irrévocablement que la présente Clause 14 constitue un contrat de preuve au sens de l'article 1356 du Code civil français. 14.7 Chacune des Parties reconnaît et accepte expressément que sa signature ou la signature par son mandataire des Documents Signés Electroniquement par le biais du procédé électronique susmentionné est effectuée en pleine connaissance de la technologie mise en œuvre, des conditions d'utilisation y afférentes et des lois et réglementations applicables en matière de signature électronique et, en conséquence, s'engage irrévocablement et sans réserve à respecter les dispositions de la présente Clause, en conséquence, renonce irrévocablement et inconditionnellement à tout droit qu'il pourrait avoir d'introduire une réclamation et/ou une action en justice, directement ou indirectement, découlant de ou liée à (i) la fiabilité et la validité desdites signatures électroniques et/ou (ii) la preuve de son intention de conclure les Documents Signés Electroniquement. 15. APPLICABLE LAW – JURISDICTION_______ 15.1 The provisions of this Amendment Agreement shall be construed in accordance with and shall be governed by French law. 15.2 Each of the Parties to this Amendment Agreement agrees that any and all disputes arising out of or in connection with this Amendment Agreement and in particular with its validity, interpretation, performance or non-performance, shall be exclusively referred to the competent courts in the jurisdiction of the Paris Court of Appeal. 15. LOI APPLICABLE - JURIDICTION COMPETENTE 15.1 Les stipulations du présent Avenant seront soumises et seront interprétées conformément au droit français. 15.2 Chacune des Parties au présent Avenant convient que tout différend relatif au présent Avenant et notamment à sa validité, son interprétation, son exécution ou son inexécution, sera de la compétence exclusive des tribunaux compétents de la juridiction de la Cour d'appel de Paris. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

11 Paris 18365258.6 SCHEDULE 1. THE LENDERS / LES PRÊTEURS FACTOFRANCE, a company incorporated under the laws of France as a société par actions simplifiée and licensed as a credit institution (établissement de crédit), whose registered office is located at Tour Facto, 18, rue Hoche, 92988 Paris-La Défense Cedex, France, registered with the Trade and Companies Registry of Nanterre under number 063 802 466. FACTOFRANCE, société par actions simplifiée de droit français, agréée en qualité d'établissement de crédit, dont le siège social est situé Tour Facto, 18, rue Hoche, 92988 Paris-La Défense Cedex, France, immatriculée au Registre du Commerce et des Sociétés de Nanterre sous le numéro 063 802 466. BNP PARIBAS, a company incorporated under the laws of France as a société anonyme, whose registered office is located at 16, Boulevard des Italiens, 75009, Paris, France, registered with the Trade and Companies of Paris under number 662 042 449. BNP PARIBAS, société anonyme de droit français, dont le siège social est situé 16 boulevard des italiens, 75 009 Paris, France, immatriculée au Registre du Commerce et des Sociétés de Paris, sous le numéro 662 042 449. DEUTSCHE BANK AKTIENGESELLSCHAFT, a company incorporated under the laws of Germany as a Aktiengesellschaft, whose registered office is located at Taunusanlage 12, 60325 Frankfurt am Main, Germany, registered under number BR000005. DEUTSCHE BANK AKTIENGESELLSCHAFT, société de droit allemand, enregistré sous la forme d’Aktiengesellschaft, dont le siège social est situé à Taunusanlage 12, 60325 Frankfurt am Main, Allemagne, immatriculée sous le numéro BR000005. Crédit Suisse (Deutschland) Aktiengesellschaft, a company incorporated under the laws of Germany as a Aktiengesellschaft, whose registered office is located at Taunustor 1, 60310 Frankfurt am Main, Germany, registered with the Trade and Companies Registry of Frankfurt am Main under number HRB 44312. Crédit Suisse (Deutschland) Aktiengesellschaft, société de droit allemand, enregistré sous la forme d’Aktiengesellschaft, dont le siège social est situé à Taunustor 1, 60310 Francfort-sur-le-Main, Allemagne, immatriculée au Registre du Commerce et des Sociétés de Francfort-sur-le-Main, sous le numéro HRB 44312. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

12 Paris 18365258.6 SCHEDULE 2. COMMITMENTS / LES ENGAGEMENTS Name of Lender Commitment Factofrance 40,000,000 euros BNP Paribas 30,000,000 euros Deutsche Bank Aktiengesellschaft 30,000,000 euros DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

13 Paris 18365258.6 SCHEDULE 3. CONDITIONS PRECEDENT / CONDITIONS SUSPENSIVES 1. The following documents must be delivered by each Obligor on the Amendment Signing Date : 1. Les documents suivants doivent être remis par chaque Débiteur (Obligor) à la Date de Signature de l’Avenant : (a) A certified copy of the up-to-date constitutional documents (statuts) of each Obligor ; (a) Une copie certifiée conforme des statuts à jour de chaque Débiteur ; (b) An original copy or a certified copy of the certificate of incorporation of each Obligor (Extrait K-bis) dated no later than one month prior to the Amendment Signing Date ; (b) L'original ou une copie certifiée conforme de l’Extrait K-bis de chaque Débiteur daté au maximum un mois avant la Date de Signature de l'Avenant ; (c) To the extent required by any applicable law or by its constitutional documents, original copies or certified copies of the resolutions of the competent corporate bodies, approving the terms of, the transactions contemplated by, and the execution and performance of the Amendment Agreement and the related Amended Inventory Financing Facility Agreement ; (c) Dans la mesure requise par toute loi applicable ou par ses documents constitutifs, des originaux ou des copies certifiées conformes des résolutions des organes compétents de la société approuvant la signature et l'exécution de l’Avenant et du Contrat de Crédit Modifié, les termes de ceux- ci et les opérations envisagées par ceux-ci; (d) An original copy or a certified copy of the power(s) of attorney of the person(s) signing the Amendment Agreement ; (d) L'original ou une copie certifiée conforme du ou des pouvoirs de la ou des personnes signant l'Avenant; (e) A specimen of the signature of each person referred to in Paragraph (d) above and of each person authorised by the resolution referred to in Paragraph (c) above ; (e) Un spécimen de signature de chaque personne visée au Paragraphe (d) ci-dessus et de chaque personne autorisée par la résolution visée au Paragraphe (c) ci- dessus ; (f) A certificate of an authorised signatory of each Obligor confirming that borrowing or guaranteeing, as appropriate, the Total Commitments, would not cause any borrowing, guaranteeing or similar limit binding on the relevant Obligor to be exceeded ; (f) Un certificat d'un signataire autorisé de chaque Débiteur confirmant que le fait d'emprunter ou de garantir, selon le cas, les Engagements Totaux, n'entraînerait pas un dépassement de tout emprunt, garantie ou limite similaire liant le Débiteur concerné ; (g) A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this SCHEDULE 3 (Conditions Precedent) is correct, complete and in full force and effect as at a date no earlier than the Amendment Signing Date. (g) Un certificat d'un signataire autorisé du Débiteur concerné attestant que chaque copie de document le concernant spécifiée dans la présente ANNEXE 3 (Conditions Suspensives) est correcte, complète et pleinement en vigueur à une date qui ne peut DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

être antérieure à la Date de Signature de l'Avenant.

2. The following legal opinion must be provided on the Amendment Signing Date:

Legal opinion by Clifford Chance Europe LLP in respect of the legal existence, the absence of insolvency proceedings, capacity and authority of the Obligors in connection with the execution and performance of the Amendment Agreement to be executed on the Amendment Signing Date.

3. Other documents and evidence

(a) Execution of this Amendment Agreement.

(b) Payment in full by the Borrowers to the Agent of the Amendment Arrangement Fee.

2. L'avis juridique suivant doit être fourni à la Date de Signature de l'Avenant :

Avis juridique de Clifford Chance Europe LLP concernant l'existence, l'absence de procédures collectives, la capacité et l'autorité des Débiteurs relativement à la signature et à l'exécution de l'Avenant devant être signé à la Date de Signature de l'Avenant.

3. Autres documents et éléments

(a) Signature du présent Avenant.

(c) Paiement intégral par les Emprunteurs à l'Agent de la Commission d'Arrangement d'Avenant.

14

Paris 18365258.6

15 Paris 18365258.6 SCHEDULE 4. AMENDED AND RESTATED INVENTORY FINANCING FACILITY AGREEMENT / CONTRAT DE CREDIT AMENDÉ ET RÉITÉRÉ DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

1 Paris 18365539.6 CONSTELLIUM ISSOIRE and CONSTELLIUM NEUF BRISACH as Borrowers CONSTELLIUM INTERNATIONAL as Parent Company FACTOFRANCE as Arranger and Agent THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 as Original Lenders FACILITY AGREEMENT originally entered into on 21 April 2017, as amended on 13 June 2017, 29 March 2018, 15 March 2019, 16 February 2021 and amended and restated on 27 March 2023. Dentons Europe Association d'Avocats à Responsabilité Professionnelle Individuelle 5 boulevard Malesherbes, 75008 Paris, France DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

Paris 18365539.6 TABLE OF CONTENTS 1. Definitions and interpretation .................................................................................................... 4 2. The Facility .............................................................................................................................. 21 3. Purpose ................................................................................................................................... 22 4. Conditions of Utilisation .......................................................................................................... 22 5. Utilisation ................................................................................................................................ 23 6. Repayment .............................................................................................................................. 26 7. Prepayment and cancellation ................................................................................................. 27 8. Interest .................................................................................................................................... 32 9. Interest Periods ....................................................................................................................... 33 10. Changes to the calculation of interest .................................................................................... 34 11. Fees ........................................................................................................................................ 35 12. Tax gross up and indemnities ................................................................................................. 35 13. Increased Costs ...................................................................................................................... 42 14. Other indemnities .................................................................................................................... 43 15. Mitigation by the Lenders ........................................................................................................ 43 16. Costs and expenses ............................................................................................................... 44 17. Guarantee ............................................................................................................................... 45 18. Representations ...................................................................................................................... 46 19. Undertakings ........................................................................................................................... 49 20. Events of Default .................................................................................................................... 51 21. Changes to the Parties ........................................................................................................... 53 22. Role of the Agent, the Arranger and the Reference Banks .................................................... 57 23. Conduct of business by the Finance Parties .......................................................................... 66 24. Sharing among the Finance Parties ....................................................................................... 66 25. Payment mechanics ............................................................................................................... 67 26. Set-off ..................................................................................................................................... 70 27. Notices .................................................................................................................................... 70 28. Day count convention ............................................................................................................. 73 29. Partial invalidity ....................................................................................................................... 73 30. Remedies, waivers and hardship............................................................................................ 73 31. Amendments and waivers ...................................................................................................... 73 32. Confidential Information .......................................................................................................... 75 33. Confidentiality of Reference Bank Quotations ........................................................................ 78 DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

3 Paris 18365539.6 34. Applicable Law - Jurisdiction .................................................................................................. 79 SCHEDULE 1. The Lenders .................................................................................................. 80 SCHEDULE 2. Conditions Precedent .................................................................................... 81 SCHEDULE 3. Form of Utilisation Request ........................................................................... 84 SCHEDULE 4. Form of Transfer Agreement ......................................................................... 86 SCHEDULE 5. Form of TEG Letter ....................................................................................... 89 SCHEDULE 6. Form of Confidentiality Undertaking .............................................................. 91 SCHEDULE 7. Form of Guarantee Demand ......................................................................... 92 SCHEDULE 8. [Reserved] ..................................................................................................... 93 SCHEDULE 9. Independent Appraiser engagement letter .................................................... 94 SCHEDULE 10. Form of Security Documents......................................................................... 95 DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

4 Paris 18365539.6 THIS FACILITY AGREEMENT is made between: 1. CONSTELLIUM ISSOIRE, a société par actions simplifiée governed by French law whose registered office is at rue Yves Lamourdedieu ZI les Listes, 63500 Issoire, France, registered with the trade and companies registry of Clermont-Ferrand under number 672 014 081 ; and 2. CONSTELLIUM NEUF BRISACH, a société par actions simplifiée governed by French law whose registered office is at ZIP Rhénane Nord, RD 52, 68600 Biesheim, France, registered with the trade and companies registry of Colmar under number 807 641 360, as borrowers (each a “Borrower” and together the " Borrowers"); 3. CONSTELLIUM INTERNATIONAL, (having merged with and absorbed Constellium N.V.), a société par actions simplifiée whose registered office is located at 40-44 rue Washington, 75008 Paris, France and registered with the trade and companies registry of Paris under number 832 509 418, as parent company (the "Parent Company"); 4. THE FINANCIAL INSTITUTIONS listed in SCHEDULE 1 (The Lenders) as original lenders (“the Original Lenders”); and 5. FACTOFRANCE, a company incorporated under the laws of France as a société par actions simplifiée and licensed as a credit institution (établissement de crédit), whose registered office is located at Tour Facto, 18, rue Hoche, 92988 Paris-La Défense Cedex, France, registered with the Trade and Companies Registry of Nanterre under number 063 802 466, as arranger (in such capacity, the “Arranger”) and as agent (in such capacity, the “Agent”). WHEREAS: (A) The Borrowers have decided to finance their general corporate requirements by entering into an inventory financing credit facility. (B) Subject to the terms and conditions of the Finance Documents, the Lenders will make available to the Borrowers a credit facility secured by, inter alia, inventory pledge agreements. (C) The Parties have therefore decided to enter into the Finance Documents in order to set out the terms and conditions applicable to this inventory financing credit facility to be made available by the Lenders to the Borrowers. IT IS AGREED as follows: 1. DEFINITIONS AND INTERPRETATION 1.1 Definitions In this Agreement: "Accounting Principles” means in relation to the Parent Company and any Borrower, generally accepted accounting principles in its jurisdiction of incorporation, and used in the financial statements or accounts to be remitted by the Parent Company and such Borrower to the Agent pursuant to this Agreement. "Affiliate" means as to a specified entity, an entity that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the entity specified. "Agreement" means this facility agreement. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

5 Paris 18365539.6 “Amendment Signing Date” means 27 March 2023. "Authorisation" means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration. "Availability Period" means the period starting on the Signing Date (included) and ending on the Termination Date (excluded). "Available Commitment" means, in relation to any Lender, such Lender's Commitment minus: (a) the amount of its participation in any outstanding Loans; and (b) in relation to any proposed Utilisation, the amount of its participation in any Loans that are due to be made on or before the proposed Utilisation Date (but not taking into account that Lender's participation in any Loans that are due to be repaid or prepaid on or before the proposed Utilisation Date). "Available Facility" means, at any time, for any Borrower, the lesser of: (a) the Borrowing Base Value applicable to such Borrower at that time; and (b) the aggregate for the time being of each Lender’s Available Commitment. “Available Tranche A Amount” means, at any time, for any Borrower, the lesser of: (a) the Available Facility applicable to such Borrower at that time; and (b) the Financeable Inventory Value (With Dispossession) applicable to such Borrower at that time. “Available Tranche B Amount” means, at any time, for any Borrower, the maximum between: (a) the difference between (i) the Available Facility applicable to such Borrower at that time and (ii) the Financeable Inventory Value (With Dispossession) applicable to such Borrower at that time; and (b) zero. "Basel Committee" means the Basel Committee on Banking Supervision. "Basel III" means: (a) the agreements on capital requirements, a leverage ratio and liquidity standards contained in "Basel III: A global regulatory framework for more resilient banks and banking systems", "Basel III: International framework for liquidity risk measurement, standards and monitoring" and "Guidance for national authorities operating the countercyclical capital buffer" published by the Basel Committee in December 2010; and (a) the rules for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text" published by the Basel Committee in November 2011, each in the form existing on the date of this Agreement, excluding any change in (or in the interpretation, administration or application of) such agreements and rules after the date hereof. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

6 Paris 18365539.6 "Borrower Change of Control" has the meaning ascribed to such term in Clause 7.2.2. “Borrowing Base Event” means, in respect of any Borrower, the fact that, on any Quarter Date, the Inventory Turn Ratio of such Borrower is inferior to: (a) regarding Constellium Issoire, one point five (1.5); and (b) regarding Constellium Neuf Brisach, three (3), provided that, for the avoidance of doubt, if on any following Quarter Date the Inventory Turn Ratio of such Borrower is superior or equal to one point five (1.5) regarding Constellium Issoire or three (3) regarding Constellium Neuf Brisach, the Borrowing Base Event will no longer be continuing. "Borrowing Base Value" means, on any date, for any Borrower: (a) if no Borrowing Base Event has occurred and is continuing in respect of this Borrower, the lesser of: (i) the sum of the Financeable Inventory Value (With Dispossession) and the Financeable Inventory Value (Without Dispossession) of this Borrower as at such date; and (ii) the product of the Financeable Inventory Value (With Dispossession) of this Borrower as at such date by 4; and (b) if a Borrowing Base Event has occurred and is continuing in respect of this Borrower, the Financeable Inventory Value (With Dispossession) of this Borrower as at such date. "Break Costs" means the amount (if any) by which: (a) the interest (excluding the applicable Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period; exceeds: (b) the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period. "Business Day" means a day (other than a Saturday or Sunday) on which banks are generally open for normal business in Paris, London and Amsterdam, and (in relation to any date for payment or purchase of Euro) any TARGET Day. "Change of Control" means, as the case may be, a Parent Change of Control and/or a Borrower Change of Control. "Commitment" means: DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

7 Paris 18365539.6 (a) in relation to an Original Lender, the amount in Euro set opposite its name under the heading "Commitment" in SCHEDULE 1 (The Lenders) and the amount of any other Commitment transferred to it under this Agreement; and (b) in relation to any other Lender, the amount in Euro of Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement. "Confidential Information" means all information relating to any Obligor, the Group, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or a Facility from either: (a) any member of the Group or any of its advisers; or (b) another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes: (i) information that: A. is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 32 (Confidential Information); or B. is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or C. is known by that Finance Party before the date the information is disclosed to it in accordance with Paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and (ii) any Reference Bank Quotation. "Confidentiality Undertaking" means a confidentiality undertaking substantially in the form set out in SCHEDULE 6 (Form of Confidentiality Undertaking) or in any other form agreed between the Parent Company and the Agent. “Constellium SE” is a Societas Europaea, having its registered office at Washington Plaza, 40- 44 rue Washington, 75008 Paris, France, registered with the Trade and Companies Registry of Paris under number 831 763 743. "CRD IV Directive" means directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms in the form existing on the date of this Agreement, excluding any change in (or in the interpretation, administration or application of) such directive after the date hereof. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

8 Paris 18365539.6 "CRR Regulation" means regulation No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms, in the form existing on the date of this Agreement, excluding any change in (or in the interpretation, administration or application of) such regulation after the date hereof. "Cross-Acceleration" means, in respect of any Financial Indebtedness (other than any financial indebtedness owed to another member of the Group) of any member of the Group, the aggregate outstanding amount of which exceeds fifty million Euros (EUR 50,000,000), any event of default (however described): (a) with respect to any Financial Indebtedness other than the ones referred to in Paragraph (vii) of the definition of Financial Indebtedness, which has led the relevant lenders or financing parties to declare such relevant Financial Indebtedness due and payable prior to its specified maturity; or (b) with respect to any Financial Indebtedness referred to in Paragraph (vii) of the definition of Financial Indebtedness, which has led any counterparty to early terminate such Financial Indebtedness further to a breach of the relevant member of the Group of its obligations thereunder. "Default" means any event or circumstance set out in Clause 20.1 (Events of Default), which would, with the expiry of a grace period, the giving of notice, the making of any determination or combination of the foregoing, constitute an Event of Default. "Defaulting Lender" means any Lender: (a) which has failed to make its participation in a Loan available (or has notified the Agent or the Parent Company (which has notified the Agent) that it will not make its participation in a Loan available) by the Utilisation Date of that Loan in accordance with Clause 5.4 (Lenders' participation) unless its failure to pay is caused by an administrative or technical error or a Disruption Event, and payment is made within 3 Business Days of its due date; or (b) which has otherwise rescinded or repudiated a Finance Document; or (c) with respect to which an Insolvency Event has occurred and is continuing, "Disruption Event" means either or several of: (a) a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or (b) the occurrence of any other event which results in a disruption (of a technical or systems- related nature) to the treasury or payments operations of a Party preventing that, or any other Party: (i) from performing its payment obligations under the Finance Documents; or (ii) from communicating with other Parties in accordance with the terms of the Finance Documents, DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

9 Paris 18365539.6 and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted. "Eligible Inventory" means, in respect of any Borrower, aluminium raw material, slabs and billets, semi-finished goods and finished goods which fulfil the following criteria: (a) they are located in the Warehouse of such Borrower; (b) with respect to slabs and billets, semi-finished goods and finished goods only, they are Ordered Products; (c) they are free from any pledge, lien (privilège), retention of title or any other Security (except under the Security Documents); and (d) in case of enforcement of the Finance Parties’ rights under the Security Documents, the Finance Parties are entitled to sell such material or goods without infringing any applicable intellectual property rights in relation to such material or goods. "Escrow Agent" means Société Européenne de Garantie - Eurogarant, a company incorporated under the laws of France as a société anonyme whose registered office is at 82 rue Beaubourg, 75003 Paris, France and registered with the trade and company registry of Paris under number 393 759 923. "Escrow Agent Reports" mean together any Escrow Agent Certificate and any Escrow Agent Statement. "Escrow Agent Certificate" means, in respect of any Borrower, any escrow agent certificate (certificat de tierce détention) as defined in each Inventory Pledge Agreement With Dispossession entered into by such Borrower. "Escrow Agent Statement" means, in respect of any Borrower, any escrow agent statement (état des stocks gagés) as defined in the Inventory Pledge Agreement Without Dispossession entered into by such Borrower. "EURIBOR" means, in relation to any Loan: (a) the euro interbank offered rate administered by the European Money Markets Institute (or any person which takes over the administration of that rate) for Euros and for a one (1) month term, as displayed at 11:00 a.m. (Brussels time) two (2) Business Days before the Utilisation Date of such Loan on the page EURIBOR01 of the Thomson Reuters screen or any replacement Thomson Reuters page which displays that rate or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters (it being specified that if the relevant page or service ceases to be available, the Agent, in consultation with the Parent Company, may specify another page or service displaying the relevant rate) (the “Screen Rate”); (b) if no Screen Rate is available, the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request quoted by HSBC France, Crédit Agricole and Crédit Mutuel (or any other credit institution selected by the Agent (acting on the instructions of all the Lenders) in consultation with the Parent Company) (each a "Reference Bank") as the rate at which the relevant Reference Bank could borrow funds in Euro for a period of one (1) month in the European interbank market were it to do so by DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

10 Paris 18365539.6 asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period (the “Reference Banks Rate”); (c) if no Screen Rate and no Reference Banks Rate is available, the rate which results from interpolating on a linear basis between: (i) the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than one (1) month; and (ii) the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds one (1) month, (the “Interpolated Screen Rate”); and (d) if no Screen Rate and no Reference Banks Rate is available and it is not possible to calculate the Interpolated Screen Rate, for each Lender, the rate referred to in Clause 10.2.1(b). "Euro" or "EUR" means the single currency of the Participating Member States. "Event of Default" means any event or circumstance specified as such in Clause 20.1 (Events of Default). "Facility" means the revolving loan facility made available under this Agreement as described in Clause 2.1 (The Facility). "Facility Office" means the office or offices notified by a Lender to the Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement. "FATCA" means: (a) sections 1471 to 1474 of the US Internal Revenue Code of 1986 or any associated regulations; (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in Paragraph (a) above; or (c) any agreement pursuant to the implementation of any treaty, law or regulation referred to in Paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction. "FATCA Application Date" means: (a) in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the US Internal Revenue Code of 1986 (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; (b) in relation to a "withholdable payment" described in section 1473(1)(A)(ii) of the US Internal Revenue Code of 1986 (which relates to "gross proceeds" from the disposition of property of a type that can produce interest from sources within the US), 1 January 2019; or DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

11 Paris 18365539.6 (c) in relation to a "passthru payment" described in section 1471(d)(7) of the US Internal Revenue Code of 1986 not falling within Paragraphs (a) or (b) above, 1 January 2019, or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this Agreement. "FATCA Deduction" means a deduction or withholding from a payment under a Finance Document required by FATCA. "FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction. "Fee Letter" means any letter or letters dated on or about the date of this Agreement between the Arranger and the Parent Company or the Agent and the Parent Company setting out any of the fees referred to in Clause 11 (Fees). “Financeable Inventory Value (With Dispossession)” means, in respect of any Borrower, on any date: (a) if no Borrowing Base Event has occurred and is continuing in respect of this Borrower, the product of 90% of the last available Recalculated Net Orderly Liquidation Percentage by the Inventory Value (With Dispossession) in respect of such Borrower applicable as at such date; and (b) if a Borrowing Base Event has occurred and is continuing in respect of this Borrower, the product of 75% of the last available Recalculated Net Orderly Liquidation Percentage by the Inventory Value (With Dispossession) in respect of such Borrower applicable as at such date. “Financeable Inventory Value (Without Dispossession)” means, in respect of any Borrower, on any date, the product of 75% of the last available Recalculated Net Orderly Liquidation Percentage by the Inventory Value (Without Dispossession) in respect of such Borrower applicable as at such date. "Finance Documents" means this Agreement, any Fee Letter, any Security Document and any other document designated as such by the Agent and the Parent Company. "Finance Lease" means the leases, financial leases (locations avec option d'achat) or hire- purchase contracts which would, in accordance with the relevant Accounting Principles, be treated as a finance or capital leases. "Finance Party" means the Agent, the Arranger or a Lender. "Financial Indebtedness" means, without double-counting, any indebtedness for or in respect of: (i) monies borrowed and debit balances at banks or other financial institutions; (ii) any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent; DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

12 Paris 18365539.6 (iii) any amount raised pursuant to any note purchase facility or the issue of bonds (other than Trade Instruments) notes, debentures, loan stock or any similar instrument; (iv) the amount of any liability in respect of any Finance Lease; (v) receivables sold or discounted (except off balance sheet transfers of receivables); (vi) any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the economical effect of a borrowing; (vii) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account); (viii) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; (ix) any amount raised by the issue of redeemable shares which are redeemable (other than at the option of the issuer) before the Termination Date or are otherwise classified as borrowings under the Accounting Principles; (x) in respect of the Borrowers only, the amount of any liability in respect of any guarantee for any of the items referred to in Paragraphs (i) to (ix) above, and in respect of the Parent Company the amount of any liability in respect of any guarantee for any of the items referred to in Paragraphs (i) to (ix) above, to the extent the payment of any such liability would jeopardize the Parent Company’s ability to face its other Financial Indebtedness. "Funding Rate" means any individual rate notified by a Lender to the Agent pursuant to Clause 10.2.1(b). "Group" means Constellium SE and its Affiliates. "Guarantee" has the meaning given to such term in Clause 17.1.1. "Guarantor" has the meaning given to such term in Clause 17.1. "Holding Company" means, in relation to a Finance Party, any entity which controls such Finance Party. “Independent Appraiser” means Hilco Valuation Services, a company incorporated under the laws of England and Wales as a limited company whose registered office is at 3 St Helen’s Place, London, United Kingdom, and registered with the trade and company registry of England & Wales under number 04703331, or any other third party appointed by the Agent acting on the instructions of the Super Majority Lenders (with the prior approval of the Parent Company, not to be unreasonably withheld) responsible for assessing the commercial value of the Pledged Inventory pursuant to Clause 5.6 (Audits of the Pledged Inventory). “Independent Appraiser Net Orderly Liquidation Percentage” means, in respect of any Borrower, the weighted average of the Product Net Orderly Liquidation Percentages applicable to such Borrower, notified by the Independent Appraiser to the Agent and such Borrower half- yearly in accordance with Clause 5.7.1. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

13 Paris 18365539.6 “Independent Appraiser Report” means the report sent half-yearly to each Borrower and the Agent by the Independent Appraiser following its audits of the Pledged Inventory performed in accordance with Clause 5.6.2. "Insolvency Event" in relation to an entity means that the entity: (a) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (b) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (c) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (d) institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights (including any resolution measure as set out-in article L. 613-51 et seq. of the French Code monétaire et financier or any analogous measure in any other jurisdiction), or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official; (e) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in Paragraph (d) above and: (i) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or (ii) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (f) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (g) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (other than, for so long as it is required by law or regulation not to be publicly disclosed, any such appointment which is to be made, or is made, by a person or entity described in Paragraph (d) above); (h) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

14 Paris 18365539.6 (i) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in Paragraphs (a) to (h) above; or (j) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts. "Insolvency Proceeding" means in respect of any Obligor, any of the following events: (a) it has passed any corporate resolution in furtherance or approving the opening of, or it has instituted legal proceedings, or a third party has made any petition or filing, in relation to its suspension of payments (cessation des paiements), a moratorium of its Financial Indebtedness, its dissolution, the opening of proceedings for sauvegarde (including sauvegarde financière accélérée or sauvegarde accélérée), redressement judiciaire or liquidation judiciaire or reorganisation of such entity other than a solvent liquidation or reorganisation of such entity; (b) a judgement for sauvegarde (including sauvegarde financière accélérée or sauvegarde accélérée), redressement judiciaire or liquidation judiciaire or for cession totale ou partielle de l'entreprise is rendered in relation to such entity under Articles L.620-1 to L.670-8 of the French Code de commerce; (c) it is in a state of cessation des paiements within the meaning of Article L.631-1 of the French Code de commerce; or (d) any analogous proceeding is started in any other relevant jurisdiction. "Interest Period" means, in relation to a Loan, the thirty-day period (as this period may be reduced pursuant to Clause 9.1.1 or Clause 9.1.3) starting on the Utilisation Date of that Loan and, in relation to an Unpaid Sum, each period determined in accordance with Clause 8.3 (Default interest). “Inventory Pledge Agreements With Dispossession” means, in respect of each Borrower, the inventory pledge agreement with dispossession (acte de gage avec dépossession) entered into on 13 June 2017 between such Borrower and the Finance Parties and, in respect of Constellium Issoire, the inventory pledge agreement with dispossession (acte de gage avec dépossession) entered into on 29 March 2018 between Constellium Issoire and the Finance Parties, and “Inventory Pledge Agreement With Dispossession” means any of them. “Inventory Pledge Agreement Without Dispossession” means, in respect of each Borrower, the inventory pledge agreement without dispossession (acte de gage sans dépossession) entered into on 13 June 2017 between such Borrower and the Finance Parties. “Inventory Turn Ratio” means, in respect of any Borrower, on any Quarter Date, the ratio of (i) the sum of the aggregate amount of sales of such Borrower during the 365 days immediately preceding such Quarter Date and (ii) the average of the sum of the Inventory Value (With Dispossession) and the Inventory Value (Without Dispossession) of such Borrower as indicated in the Escrow Agent Certificates and Escrow Agent Statements (or, if not delivered in accordance with Clause 5.5.2, in the statements as to the position of inventory (registre des positions de stocks)) delivered to the Agent in the three different calendar months immediately preceding such Quarter Date provided in accordance with Clause 5.5.2(a)) delivered to the Agent. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

15 Paris 18365539.6 “Inventory Value (With Dispossession)” means, on any date, in respect of any Borrower, the book value as at such date of any Eligible Inventory of such Borrower pledged under any Inventory Pledge Agreement With Dispossession entered into by such Borrower, as set out in the accounting systems of the Borrower and determined according to the same methodology as the one used by the relevant Borrower in its accounting as at the Signing Date. “Inventory Value (Without Dispossession)” means, on any date, in respect of any Borrower, the book value as at such date of any Eligible Inventory of such Borrower pledged under the Inventory Pledge Agreement Without Dispossession entered into by such Borrower, as set out in the accounting systems of the Borrower and determined according to the same methodology as the one used by the relevant Borrower in its accounting as at the Signing Date. “Legal Reservations” means any legal reservations that are specifically made in the legal opinions delivered in relation to this Agreement. "Lender" means: (a) any Original Lender; and (b) any entity (excluding, for the avoidance of doubt, any natural person) which has become a Party in accordance with Clause 21 (Changes to the Parties), which in each case has not ceased to be a Party in accordance with the terms of this Agreement. "Loan" means a Tranche A Loan or a Tranche B Loan. “London Metal Exchange Price” means, on any date, the last bid and offer price for aluminium quoted during the second ring session at the London Metal Exchange and as shown on the London Metal Exchange website as at such date. “LTM Adjusted EBITDA” means, in relation to any Borrower, on any date, the adjusted EBITDA of such Borrower for the last twelve months, determined in accordance with the definition of adjusted EBITDA of the Group set out in the annual report filed by Constellium SE with the United States Securities and Exchange Commission (Form 20-F) (adjusted EBITDA of the Group being defined in such report as the income from continuing operations before income taxes, results from joint ventures, net finance costs, other expenses and depreciation and amortization as adjusted to exclude restructuring costs, impairment charges, unrealized gains or losses on derivatives and on foreign exchange differences, metal price lag, share equity plan expense, effects of purchase accounting adjustments, start-up costs or acquisition, integration and separation costs, certain incremental costs and other exceptional, unusual or generally non- recurring items), provided that any change in the accounting practices used to determine such adjusted EBITDA shall be subject to the prior approval of the Super Majority Lenders. "Majority Lenders" means a Lender or Lenders whose Commitments aggregate more than 50% of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 50% of the Total Commitments immediately prior to the reduction). "Margin" means: (a) for any Tranche A Loan, two per cent (2%) per annum; and (b) for any Tranche B Loan, two per cent seventy-five (2.75%) per annum. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

16 Paris 18365539.6 "Material Adverse Effect" means, in the reasonable opinion of the Super Majority Lenders, a material adverse effect on: (i) the ability of the Parent Company or the Borrowers to perform, or, as the case may be, the performance by the Parent Company or the Borrowers of, their payment or other material obligations under the Finance Documents; or (ii) the legality, validity, effectiveness, enforceability of or ranking of any right or any security interests granted or to be granted to a Finance Party under the Finance Documents. "New Lender" has the meaning given to that term in Clause 21.1.1. "Non-Cooperative Jurisdiction" means a "non-cooperative state or territory" (Etat ou territoire non coopératif) as set out in the list referred to in Article 238-0 A of the French Code Général des Impôts, as such list may be amended from time to time. "Obligor" means a Borrower or the Parent Company. “Ordered Products” means slabs and billets, semi-finished goods and finished goods which have been irrevocably ordered by or are subject to a binding forecast from a client of a Borrower. "Parent Change of Control" has the meaning ascribed to such term in Clause 7.2.1. "Participating Member State" means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. "Party" means a party to this Agreement. “Pledged Inventory” means any inventory pledged pursuant to the Security Documents. “Product Net Orderly Liquidation Percentage” means, in respect of each Borrower, the percentage per type of products (raw material, slabs and billets, semi-finished goods and finished goods) on a non-conversion basis notified by the Independent Appraiser to the Agent and such Borrower half-yearly in accordance with Clause 5.7.1. "Qualifying Lender" has the meaning given to it in Clause 12 (Tax gross up and indemnities). "Quarter Date" means 31 March, 30 June, 30 September and 31 December of each calendar year respectively. “Recalculated Net Orderly Liquidation Percentage” means, in respect of any Borrower, the percentage calculated on each date on which an Utilisation Request is delivered by a Borrower in accordance with Clause 5.7.3. "Reference Bank Quotation" means any quotation supplied to the Agent by a Reference Bank. "Related Fund" in relation to a fund (the "first fund"), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund. "Relevant Market" means, in relation to Euro, the European interbank market and, in relation to any other currency, the London interbank market. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

17 Paris 18365539.6 "Repeating Representations" means each of the representations set out in Clauses 18.1.1 to 18.1.7, 18.1.8(a), 18.1.9(ii), 18.1.10 to 18.1.12 and 18.1.14 to 18.1.18. "Sanctioned Country" has the meaning given to it in Clause 18.1.18. "Sanctioned Person" has the meaning given to it in Clause 18.1.18. “Sanctions” means any sanctions, embargoes, freezing provisions, prohibitions or other restrictions relating to trading, doing business, investment, exporting, financing or making assets available (or other activities similar to or connected with any of the foregoing): (a) enacted, administered, enforced or imposed by law or regulation of the United Kingdom, the Council or the Commission of the European Union, the United Nations or its Security Council, the United States of America, France or the respective governmental institutions and agencies of any of the foregoing, including, without limitation, the Office of Foreign Assets Control of the US Department of Treasury, the United States Department of State, Her Majesty's Treasury and the French Treasury; or (b) imposed by the United States Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010; or (c) otherwise imposed by any law or regulation applicable to a Finance Party (to the extent disclosed in writing by the Agent to the Parent Company). "Security" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect. “Security Documents” means, in respect of each Borrower, (i) each Inventory Pledge Agreement With Dispossession entered into by such Borrower and (ii) the Inventory Pledge Agreement Without Dispossession entered into by such Borrower. “Signing Date” means 21 April 2017. "Super Majority Lenders" means a Lender or Lenders whose Commitments aggregate more than 662/3% of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 662/3% of the Total Commitments immediately prior to the reduction). "TARGET2" means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007. "TARGET Day" means any day on which TARGET2 is open for the settlement of payments in euro. "Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same). "Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction. "Termination Date” means 21 April 2025. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

18 Paris 18365539.6 “Test Date” means, in relation to any Loan in respect of which the provisions of Clause 9.1.3 do not apply, any Business Day of the period between the Utilisation Date of such Loan (excluded) and the last day of the Interest Period of such Loan (excluded) (provided that no more than two Test Dates, as determined by the Agent, may occur during any Interest Period). "Total Commitments" means the aggregate of the Commitments, being 100,000,000 Euros as at the date of this Agreement. "Trade Instruments" means any performance bonds or advance payment bonds issued in respect of the obligations of any member of the Group arising in the ordinary course of trading of that member of the Group. “Tranche A” means the portion of the Facility, of a maximum amount in principal at any time equal to the aggregate of the Available Tranche A Amount and any outstanding Tranche A Loan as at such time, made available to each Borrower in accordance with the terms of this Agreement. "Tranche A Loan" means a loan made or to be made under the Tranche A or the principal amount outstanding for the time being of that loan. “Tranche B” means the portion of the Facility, of a maximum amount in principal at any time equal to the aggregate of the Available Tranche B Amount and any outstanding Tranche B Loan as at such time, made available to each Borrower in accordance with the terms of this Agreement. "Tranche B Loan" means a loan made or to be made under the Tranche B or the principal amount outstanding for the time being of that loan. "Transfer Agreement" means an agreement substantially in the form set out in SCHEDULE 4 (Form of Transfer Agreement) or any other form agreed between the Agent and the Parent Company. "Transfer Date" means, in relation to a transfer, the later of: (a) the proposed Transfer Date specified in the relevant Transfer Agreement; and (b) the date on which the Agent executes the Transfer Agreement. "Unpaid Sum" means any sum due and payable but unpaid by an Obligor under the Finance Documents. “U.S.” means the United States of America. "Utilisation" means a utilisation of the Facility. "Utilisation Date" means the date of a Utilisation, being the date on which the relevant Loan is to be made. "Utilisation Request" means a notice substantially in the form set out in SCHEDULE 3 (Form of Utilisation Request). "VAT" means: (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

19 Paris 18365539.6 (b) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in Paragraph (a) above, or imposed elsewhere. “Warehouse” shall, in relation to any Borrower, have the meaning given to that term in each Inventory Pledge Agreement With Dispossession or the Inventory Pledge Agreement Without Dispossession, as applicable, entered into by such Borrower. 1.2 Interpretation 1.2.1 The Finance Documents set forth all the rights and obligations of the Parties regarding the Facility. They replace and substitute any and all prior letters, proposals, offers and agreements between the Parties regarding the Facility. 1.2.2 In this Agreement, unless the contrary intention appears, any reference to: (a) this Agreement includes a reference to its recitals and its Schedules; (b) a Clause, a Paragraph or a Schedule is a reference to a clause, a paragraph or a schedule of this Agreement; (c) the singular shall include the plural and vice-versa; (d) a day refers to a calendar day; and (e) time in this Agreement refers to local time in Paris (France), unless expressly provided to the contrary. 1.2.3 Words appearing therein in French shall have the meaning ascribed to them under French law and such meaning shall prevail over their translation into English, if any. 1.2.4 Where an obligation is expressed in a Finance Document to be performed on a date which is not a Business Day, such date shall be postponed to the first following day that is a Business Day unless that day falls in the following calendar month in which case that date will be the first preceding day that is a Business Day. 1.2.5 Unless expressly provided to the contrary in a Finance Document, any reference in a Finance Document to: (a) any agreement or other deed, arrangement or document shall be construed as a reference to the relevant agreement, deed, arrangement or document as the same may have been, or may from time to time be, replaced, extended, amended, restated, varied, supplemented or superseded; and (b) any statutory provision or legislative enactment shall be deemed also to refer to any re-enactment, modification or replacement and any statutory instrument, order or regulation made thereunder or under any such re-enactment. 1.2.6 A Default or an Event of Default is "continuing" if it has not been remedied or waived. 1.2.7 Unless a contrary indication appears, any reference in this Agreement to: (a) the "Agent", the "Arranger", any "Finance Party", any "Lender", any "Obligor" or any "Party" shall be construed so as to include its successors in title, permitted transferees to, or of, its rights and/or obligations under the Finance Documents; DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

20 Paris 18365539.6 (b) "acting in concert" (to the extent that it relates to a French company) has the meaning given to it in Articles L.233-10 and 233-10-1 of the French Code de Commerce; (c) "control" shall have the meaning given to it in Article L. 233-3 of the French Code de commerce; (d) "gross negligence" means "faute lourde"; (e) a "group of Lenders" includes all the Lenders; (f) a "guarantee" includes any "cautionnement", "aval" and any "garantie" which is independent from the debt to which it relates; (g) "indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent; (h) a "merger" includes any fusion implemented in accordance with Articles L.236-1 to L.236-24 of the French Code de commerce; (i) a "person" includes any natural person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality); (j) a "regulation" includes any regulation, rule, official directive, request or guideline having the force of law of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation; (k) a "security interest" includes any type of security (sûreté réelle) and transfer by way of security; (l) a "transfer" includes any means of transfer of rights and/or obligations under French law; and (m) "wilful misconduct" means "dol". 1.2.8 Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement. 1.3 Sanctions 1.3.1 Any Sanctions related provisions (a "Sanction Provision") of this Agreement (including the representation made under Clause 18.1.18 (Sanctions) and the undertaking under Clause 19.12 (Sanctions)) shall only be made by any Obligor to the benefit of any Finance Party and apply for the benefit of any Finance Party only, to the extent that such Sanctions Provision would not result, for such Finance Party, in any violation of, conflict with or liability under (x) EU Regulation (EC) 2271/96 (including any law or regulation implementing that Regulation in a member state of the European Union or the United Kingdom), (y) §7 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) (in connection with Section 4 paragraph 1 no. 3 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz)) or (z) expose such DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

21 Paris 18365539.6 Finance Party or any directors, officers or employees thereof to any liability under EU Regulation (EC) 2271/96 (including any law or regulation implementing that Regulation in a member state of the European Union or the United Kingdom) or Section 7 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) (in connection with Section 4 paragraph 1 no. 3 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz))). 1.3.2 Each Finance Party (each a "Restricted Finance Party") shall notify the Agent and the Parent Company if a Sanction Provision shall no longer apply for its benefit pursuant to paragraph 1.3.1 above. 1.3.3 For the avoidance of doubt, such notification shall not prevent the occurrence of any Event of Default related to the breach by any Obligor of its obligations under a Sanction Provision as long as there is at least one Finance Party which is not a Restricted Finance Party. However, in connection with any amendment, waiver, determination or direction (including any decision made by the Finance Parties under Clause 20.2 (Acceleration) of the Agreement) relating to any Sanction Provision of which a Restricted Finance Party does not have the benefit, such Restricted Finance Party shall not be entitled to participate to the vote of the other Finance Parties in respect thereto and the Commitments of that Restricted Finance Party will be excluded for the purpose of determining whether the consent of the Majority Lenders or Super Majority Lenders has been obtained or whether the determination or direction by the Majority Lenders or Super Majority Lenders has been made. 2. THE FACILITY 2.1 The Facility Subject to the terms of this Agreement, the Lenders make available to the Borrowers an Euro revolving loan facility in an aggregate amount equal to the Total Commitments. 2.2 Finance Parties’ rights and obligations 2.2.1 The obligations of each Finance Party under the Finance Documents are several (conjointes et non solidaires). Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents. 2.2.2 The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from a Borrower is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with Clause 2.2.3. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by a Borrower which relates to a Finance Party's participation in the Facility or its role under a Finance Document (including any such amount payable to the Agent on its behalf) is a debt owing to that Finance Party by that Borrower. 2.2.3 A Finance Party may, except as specifically provided in the Finance Documents (such as, in particular, in Clause 20.2 (Acceleration), clause 9 of each Inventory Pledge DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

22 Paris 18365539.6 Agreement With Dispossession and clause 9 of each Inventory Pledge Agreement Without Dispossession), separately enforce its rights under or in connection with the Finance Documents (provided for the avoidance of doubt that no Finance Party may decide on its own to enforce any pledge granted under any Security Document). 2.3 Borrowers’ rights and obligations 2.3.1 The obligations of each Borrower under the Finance Documents are several (conjointes et non solidaires) and in no circumstance shall any provision in this Agreement create any guarantee between the Borrowers. 2.3.2 In respect of each Borrower, its individual payment obligations under the Finance Documents (in particular, without limitation, under Clauses 11 (Fees), 12 (Tax gross up and indemnities), 13 (Increased Costs), 14 (Other indemnities) and 16 (Costs and expenses)) shall be limited to the portion of such claimed amounts due or attributable to it only. 3. PURPOSE 3.1 Purpose Each Borrower shall apply all amounts borrowed by it under the Facility towards its general working capital and/or general corporate purpose requirements. 3.2 Monitoring No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement. 4. CONDITIONS OF UTILISATION 4.1 Initial conditions precedent 4.1.1 No Borrower may deliver a Utilisation Request unless the Agent has received all of the documents and other evidence listed in SCHEDULE 2 (Conditions Precedent) in form and substance satisfactory to the Agent (acting reasonably). The Agent shall notify the Parent Company and the Lenders promptly upon being so satisfied. 4.1.2 Notwithstanding the foregoing, the Parties acknowledge that the conditions precedent set forth in SCHEDULE 2 (Conditions Precedent) Part 1 shall be satisfied or waived at the latest on the Signing Date (failing which this Agreement shall not enter into effect). The Agent undertakes to promptly notify the Parent Company if any condition precedent is not fulfilled in a form and substance reasonably satisfactory to it on the date on which such condition precedent is due to be fulfilled. 4.2 Further conditions precedent The Lenders will only be obliged to comply with Clause 5.4 (Lenders’ participation) if: 4.2.1 on the date of the Utilisation Request and on the proposed Utilisation Date, no Default is continuing or would result from the proposed Loan; 4.2.2 on the date of the Utilisation Request and on the proposed Utilisation Date, the Repeating Representations to be made by each Obligor are true in all material respects by reference to the facts and circumstances on that date; and DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

23 Paris 18365539.6 4.2.3 prior to the date of the Utilisation Request, each Escrow Agent Certificate and the Escrow Agent Statement in respect of the relevant Borrower which are due to be provided to the Agent by the most recent date prior to the date of the Utilisation Request in accordance with Clause 5.5.2 have been so provided. 4.3 Conditions precedent for any Tranche B Loan The Lenders will only be obliged to comply with Clause 5.4 (Lenders’ participation) in respect of any proposed Tranche B Loan if on the proposed Utilisation Date: 4.3.1 the LTM Adjusted EBITDA as at such date of the relevant Borrower is at least equal to: (a) in respect of Constellium Issoire, 40,000,000 Euros; and (b) in respect of Constellium Neuf Brisach, 65,000,000 Euros; and 4.3.2 the relevant Borrower draws on the same Utilisation Date a Tranche A Loan in an amount equal to the Available Tranche A Amount as at such date. 4.4 Conditions precedent for the sole benefit of the Lenders The conditions precedent provided for in Clause 4.1 (Initial conditions precedent), Clause 4.2 (Further conditions precedent) and Clause 4.3 (Conditions precedent for any Tranche B Loan) are stipulated for the sole benefit of the Lenders. 5. UTILISATION 5.1 Delivery of a Utilisation Request A Borrower may utilise the Facility by delivery to the Agent of a duly completed Utilisation Request not later than three (3) Business Days before the relevant Utilisation Date. 5.2 Completion of a Utilisation Request 5.2.1 Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless: (a) the proposed Utilisation Date is a Business Day within the Availability Period; (b) the amount requested does not exceed, for any Tranche A Loan, the Available Tranche A Amount and, for any Tranche B Loan, the Available Tranche B Amount, at the time the relevant Utilisation Request is made; (c) the currency and amount of the Loans comply with Clause 5.3 (Currency and amount of a Loan); and (d) the proposed Interest Period (being 30 days or 8 Business Days, as the case may be) complies with Clause 9 (Interest Periods). 5.2.2 Only one Tranche A Loan and one Tranche B Loan may be requested in each Utilisation Request. 5.2.3 Only one Utilisation Request may be sent per calendar week by each Borrower. 5.2.4 Only one Tranche A Loan and one Tranche B Loan may be outstanding at any time per Borrower. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

24 Paris 18365539.6 5.3 Currency and amount of a Loan 5.3.1 The currency specified in a Utilisation Request must be Euro. 5.3.2 The sum of the amounts of the Tranche A Loan and, as the case may be, of the Tranche B Loan requested in any Utilisation Request must be a minimum of five million Euros (EUR 5,000,000) or, if less, the Available Facility applicable to the relevant Borrower. 5.4 Lenders’ participation 5.4.1 If the conditions set out in Clause 4 (Conditions of Utilisation) and in Clause 5 (Utilisation) have been met, each Lender shall make its participation in each Loan available by the Utilisation Date through its Facility Office. 5.4.2 The amount of each Lender's participation in each Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making the Loan. 5.4.3 The Agent shall notify each Lender of the amount of each Loan and the amount of its participation in that Loan not later than 2 Business Days before the Utilisation Date. 5.5 Determination of the Available Tranche A Amount and the Available Tranche B Amount 5.5.1 The Available Tranche A Amount and the Available Tranche B Amount applicable to any Utilisation will be calculated based on the Inventory Value (With Dispossession) and the Inventory Value (Without Dispossession) set out in the last Escrow Agent Reports provided to the Agent prior to the delivery of the relevant Utilisation Request. 5.5.2 For that purpose, the Escrow Agent will provide the Agent: (a) in any event, at the latest on the last Business Day of each calendar month with (i) Escrow Agent Certificate(s) countersigned by the relevant Borrower and setting out, inter alia, the applicable Inventory Value (With Dispossession) and (ii) statements as to positions of inventory (registre des positions de stocks) issued by the relevant Borrower during such calendar month setting out the position of the inventory pledged under any Inventory Pledge Agreement Without Dispossession entered into by such Borrower; and (b) with an Escrow Agent Statement countersigned by the relevant Borrower setting out, inter alia, the applicable Inventory Value (Without Dispossession) within 8 Business Days from a request: (i) by the Agent (provided that the Agent may only issue two requests per calendar year); or (ii) by any Borrower, it being specified that, each time a Borrower wishes to deliver a Utilisation Request: A. prior to such Borrower being entitled to deliver such Utilisation Request, such Borrower shall have made such a request no later than 8 Business Days preceding the contemplated Utilisation Request date and the Escrow Agent shall have provided such an Escrow Agent Statement no later than the contemplated Utilisation Request date; and DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

25 Paris 18365539.6 B. once the Escrow Agent has provided such Escrow Agent Statement, such Borrower may issue an Utilization Request within a month of the issuance of such Escrow Agent Statement, (c) if, at any time, the amount of all outstanding Loans made available to any Borrower is superior to 75% of the Borrowing Base Value applicable to such Borrower as at such date, every 8 Business Days, with Escrow Agent Reports countersigned by the relevant Borrower and setting out, inter alia, the applicable Inventory Value (With Dispossession) and the Inventory Value (Without Dispossession). 5.5.3 The Borrowers shall permit the Escrow Agent to have access to the Warehouses in accordance with the terms of any Inventory Pledge Agreement With Dispossession and the Inventory Pledge Agreement Without Dispossession entered into by such Borrower. 5.6 Audits of the Pledged Inventory 5.6.1 Subject to (i) a ten (10) Business Days prior notice to the relevant Borrower(s) or (ii) the occurrence of an Event of Default which is continuing, the Agent (or any agent acting on its behalf) shall be entitled to conduct a field audit of each Warehouse and of the Pledged Inventory in order to assess the value of the Pledged Inventory which is Eligible Inventory. Except in case of fraudulous behaviour of the relevant Borrower or if an Event of Default has occurred and is continuing, the Agent shall only be entitled to carry out one (1) audit, inspection or investigation per Borrower during a twelve (12) month period (the first period starting on the date of this Agreement). 5.6.2 Subject to a fifteen (15) Business Days prior notice to the relevant Borrower(s), the Independent Appraiser shall be entitled to conduct twice a year (or if an Event of Default has occurred and is continuing, as many times as the Agent deems fit) a field audit of each Warehouse and of the Pledged Inventory in order to assess the value of the Pledged Inventory which is Eligible Inventory and to study the exit strategies of the Finance Parties in case of enforcement of the Security Documents. The Independent Appraiser will provide the Agent and the relevant Borrower half-yearly with an Independent Appraiser Report following completion of such audits. 5.6.3 Subject to Clause 5.6.4 to Clause 5.6.7, each Borrower undertakes (a) to grant access to each Warehouse to any of the Agent and the Independent Appraiser, and any of their respective employees or agents and (b) to provide the Independent Appraiser with any information related to its Pledged Inventory as it may reasonably request. 5.6.4 Any audit or inspection carried-out under this Clause 5.6 (Audits of the Pledged Inventory) shall only be made during normal office hours and the assistance provided by the Borrowers in the course of any audit or inspection shall not unreasonably interfere with its usual daily operating needs. 5.6.5 In relation to the audits or inspections carried-out under this Clause 5.6 (Audits of the Pledged Inventory), unless an Event of Default has occurred and is continuing, the Agent and the Independent Appraiser shall coordinate and make their best effort in order to carry-out their respective audits or inspection on the same date. 5.6.6 The Independent Appraiser and its employees and agents appointed for the purpose of any audit or inspection under this Clause 5.6 (Audits of the Pledged Inventory) must be bound by a Confidentiality Undertaking. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

26 Paris 18365539.6 5.6.7 If the delivery of any document is not possible or may, in the relevant Borrower's reasonable opinion, affect the best commercial interests of such Borrower, then such Borrower undertakes to make available any such document for inspection by the Agent or Independent Appraiser in every instance, provided that such Borrower is entitled not to disclose the parts of the documents that it considers in good faith as not necessary for the purpose of the Finance Parties preserving or exercising their rights under the Finance Documents. 5.6.8 Each Borrower shall reimburse the Agent within ten (10) Business Days upon receipt of a duly documented request from the Agent for the costs reasonably incurred in relation to any audit, whether conducted directly by the Agent or by an Independent Appraiser pursuant to this Clause 5.6 (Audits of the Pledged Inventory), provided that the total costs in relation to any audit conducted pursuant to this Clause 5.6 (Audits of the Pledged Inventory) borne by the Borrowers shall not exceed an aggregate amount equal to EUR 150,000 per year, unless an Event of Default has occurred and is continuing. 5.7 Net Orderly Liquidation Percentage 5.7.1 The Independent Appraiser will determine the Product Net Orderly Liquidation Percentages applicable to each Borrower and the Independent Appraiser Net Orderly Liquidation Percentage applicable to each Borrower semi-annually following the audits carried out by it in accordance with Clause 5.6, according to, as at the Signing Date, the methodology described in the engagement letter of the Independent Appraiser set out in SCHEDULE 9 (Independent Appraiser engagement letter). 5.7.2 If, at any time, (i) the Independent Appraiser indicates to the Agent and the Parent Company that it intends to modify its methodology for the determination of the Product Net Orderly Liquidation Percentages and the Independent Appraiser Net Orderly Liquidation Percentage or (ii) a new Independent Appraiser is appointed, the Parties will, in good faith, discuss the application of such new methodology and, as the case may be, negotiate any amendment to the Finance Document which is necessary to take into account such new methodology. 5.7.3 On each date on which an Utilisation Request is delivered by a Borrower to the Agent, the Recalculated Net Orderly Liquidation Percentage applicable to the Loan to be made to such Borrower on the Utilisation Date of that Loan will be determined on the basis of the weighted average of the last Product Net Orderly Liquidation Percentages applicable to such Borrower, taking into account the repartition of the Pledged Inventory which is Eligible Inventory of such Borrower per type of products (raw material, slabs and billets, semi-finished goods and finished goods) as set out in the last available Escrow Agent Reports relating to such Borrower. 5.8 Cancellation of Commitment At the end of the Availability Period, any Commitment which, at such date, is unutilised shall be immediately cancelled. 6. REPAYMENT 6.1 Each Borrower shall repay a Loan made available to it on the last day of its Interest Period. 6.2 Without prejudice to any Borrower's obligation under Clause 6.1, if a Loan is to be made available to such Borrower: DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

27 Paris 18365539.6 6.2.1 on the same day that a maturing Loan is due to be repaid by such Borrower; and 6.2.2 in whole or in part for the purpose of refinancing the maturing Loan, the aggregate amount of the new Loan shall be treated as if applied in or towards repayment of the maturing Loan so that: (a) if the amount of the maturing Loan exceeds the aggregate amount of the new Loan: (i) the relevant Borrower will only be required to make a payment under Clause 25.1 (Payments to the Agent) in an amount equal to that excess; and (ii) the new Loan shall be treated as having been made available and applied by the relevant Borrower in or towards repayment of the maturing Loan and the Lenders will not be required to make a payment under Clause 25.1 (Payments to the Agent) in respect of the new Loan; and (b) if the amount of the maturing Loan is equal to or less than the aggregate amount of the new Loan: (i) the relevant Borrower will not be required to make a payment under Clause 25.1 (Payments to the Agent); and (ii) the Lenders will be required to make a payment under Clause 25.1 (Payments to the Agent) in respect of the new Loan only to the extent that the new Loan exceeds the maturing Loan and the remainder of the new Loan shall be treated as having been made available and applied by the relevant Borrower in or towards repayment of the maturing Loan. 6.3 In any case, all Loans shall be repaid in full at the latest on the Termination Date. 7. PREPAYMENT AND CANCELLATION 7.1 Illegality If, in any applicable jurisdiction, it becomes unlawful for any Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan or if a Borrower or any direct shareholder of a Borrower becomes subject to, or affected by, Sanctions: 7.1.1 that Lender shall promptly notify the Agent upon becoming aware of that event; 7.1.2 upon the Agent notifying the Parent Company, the Available Commitment of that Lender will be immediately cancelled; and 7.1.3 to the extent that the Lender's participation has not been transferred pursuant to Clause 7.6.4, each Borrower shall repay that Lender's participation in the Loans made to that Borrower on the last day of the Interest Period for each Loan occurring after the Agent has notified the Parent Company or, if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender's corresponding Commitment shall be cancelled in the amount of the participations repaid. 7.2 Change of control DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

28 Paris 18365539.6 If: 7.2.1 a change of control occurs in respect of the Parent Company, pursuant to which any person or group of persons acting in concert (other than a member of the Group) (a) holds directly or indirectly more than 25% of the share capital or has the power to cast, or control the casting of, more than 25% of the voting rights of the Parent Company or (b) owns the right to determine the composition of the majority of the members of the board of directors (or equivalent) of the Parent Company (a "Parent Change of Control"); or 7.2.2 a change of control occurs in respect of any Borrower, pursuant to which any person or group of persons acting in concert (other than the Parent Company or any member of the Group) (a) holds directly or indirectly more than 50% of the share capital or has the power to cast, or control the casting of, more than 50% of the voting rights of such Borrower or (b) owns the right to determine the composition of the majority of the members of the board of directors (or equivalent) of such Borrower (a "Borrower Change of Control"): (a) the Parent Company shall promptly notify the Agent upon becoming aware of that event; and (b) if a Lender so requires and notifies the Agent within 5 days of the Parent Company notifying the Agent of the event, the Agent shall, by not less than 15 days-notice to the Parent Company, cancel the Commitment of that Lender and declare the participation of that Lender in all outstanding Loans, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Commitment of that Lender will be cancelled and all such outstanding Loans and amounts will become immediately due and payable. 7.3 Termination of factoring agreement 7.3.1 If in accordance with the provisions of the factoring agreement entered into between, inter alia, the Borrowers as sellers and Factofrance as factor on 4 January 2011, as amended and restated on 3 December 2015 and as amended and/or restated from time to time (the “Factoring Agreement”), the factor receives a notification from the Borrowers indicating that they wish to terminate the Factoring Agreement, the Agent shall, upon becoming aware of it or having been given notice of the same by the factor, notify the Lenders of the same and, by not less than 2 Business Days notice to the Parent Company, cancel the Commitment of all Lenders, whereupon the Commitment of all Lenders will be cancelled (provided that, for the avoidance of doubt, any Loan outstanding as at such time will be repaid on its scheduled maturity date). 7.3.2 If (i) the factor under the Factoring Agreement decides to terminate the Factoring Agreement in accordance with clause 12.1.2 of the Factoring Agreement, upon expiration of the 3 months-period referred to in clause 12.1.2 of the Factoring Agreement, (ii) a Stop Purchase Event or a Default (each as defined in the Factoring Agreement) occurs and the factor under the Factoring Agreement decides to no longer purchase all its eligible receivables from one of the Borrowers as seller under the Factoring Agreement in accordance with clause 12.2 or 12.3 of the Factoring Agreement, as applicable, or (iii) a Borrower withdraws from the Factoring Agreement in accordance with clause 12.4 of the Factoring Agreement, but subject in any case to any other provision to the contrary in this Agreement: DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

29 Paris 18365539.6 (a) the Agent will notify the Lenders accordingly and: (b) if a Lender so requires and notifies the Agent within 5 days of the receipt of the notification referred to in Paragraph (a) above, the Agent shall, by not less than 20 Business Days-notice to the Parent Company, cancel the Commitment of that Lender, whereupon the Commitment of that Lender will be cancelled (provided that, for the avoidance of doubt, any Loan outstanding as at such time will be repaid on its scheduled maturity date). 7.4 Voluntary cancellation The Parent Company may, if it gives the Agent not less than 15 Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or part (being a minimum amount of 10,000,000 Euros) of the Available Facility. Any cancellation under this Clause 7.4 shall reduce the Commitments of the Lenders rateably under the Facility. 7.5 Voluntary prepayment Subject to the terms of this Agreement, any Borrower may, if it gives the Agent not less than 5 Business Days (or such shorter period of not less than 2 Business Days as the Majority Lenders may agree) prior notice, prepay the whole of a Loan, provided that, if there is a Tranche A Loan and a Tranche B Loan outstanding in respect of such Borrower, such Borrower may prepay the Tranche A Loan only if the Tranche B Loan has been fully repaid. 7.6 Right of replacement or repayment and cancellation in relation to a single Lender 7.6.1 If: (a) any sum payable to any Lender by an Obligor is required to be increased under Clause 12.2.3 or under an equivalent provision of any Finance Document; or (b) any Lender claims indemnification from the Parent Company under Clause 12.3 (Tax indemnity) or Clause 13.1 (Increased costs); or (c) any amount payable to any Lender by an Obligor under a Finance Document is not, or will not be (when the relevant corporate income tax is calculated) treated as a deductible charge or expense for French tax purposes for that Obligor by reason of that amount being (i) paid or accrued to a Lender incorporated, domiciled, established or acting through a Facility Office situated in a Non- Cooperative Jurisdiction, or (ii) paid to an account opened in the name of or for the benefit of that Lender in a financial institution situated in a Non-Cooperative Jurisdiction, the Parent Company may, whilst the circumstance giving rise to the requirement for that increase, indemnification or non-deductibility for French tax purposes continues, give the Agent notice of cancellation of the Commitment of that Lender and its intention to procure the repayment of that Lender's participation in the Loans or give the Agent notice of its intention to replace that Lender in accordance with Clause 7.6.4. 7.6.2 On receipt of a notice of cancellation referred to in Clause 7.6.1, the Commitment of that Lender shall immediately be reduced to zero. 7.6.3 On the last day of each Interest Period which ends after the Parent Company has given notice of cancellation under Clause 7.6.1 (or, if earlier, the date specified by the Parent DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

30 Paris 18365539.6 Company in that notice), each Borrower to which a Loan is outstanding shall repay that Lender's participation in that Loan. 7.6.4 If: (a) any of the circumstances set out in Clause 7.6.1 apply to a Lender; (b) a Lender requests a cancellation of its Commitment in accordance with Clause 7.3.2; (c) an Obligor becomes obliged to pay any amount in accordance with Clause 7.1 (Illegality) to any Lender; or (d) it becomes unlawful for a Borrower to perform any of its obligations to any Lender under Clause 12.2.3 or under an equivalent provision of any Finance Document, the Parent Company may, on 20 Business Days' prior notice to the Agent and that Lender, replace that Lender by requiring that Lender to (and, to the extent permitted by law, that Lender shall) transfer pursuant to Clause 21 (Changes to the Parties) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity selected by the Parent Company which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 21 (Changes to the Parties) for a purchase price in cash payable at the time of the transfer in an amount equal to the outstanding principal amount of such Lender's participation in the outstanding Loans and all accrued interest, Break Costs and other amounts payable in relation thereto under the Finance Documents. 7.6.5 The replacement of a Lender pursuant to Clause 7.6.4 shall be subject to the following conditions: (a) the Parent Company shall have no right to replace the Agent; (b) neither the Agent nor any Lender shall have any obligation to find a replacement Lender; (c) in no event shall the Lender replaced under Clause 7.6.4 be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents; and (d) the Lender shall only be obliged to transfer its rights and obligations pursuant to Clause 7.6.4 once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to that transfer. 7.6.6 A Lender shall perform the checks described in Paragraph (d) of Clause 7.6.5 as soon as reasonably practicable following delivery of a notice referred to in Clause 7.6.4 and shall notify the Agent and the Parent Company when it is satisfied that it has complied with those checks. 7.6.7 Right of cancellation in relation to a Defaulting Lender DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

31 Paris 18365539.6 (a) If any Lender becomes a Defaulting Lender, the Parent Company may, at any time whilst that Lender continues to be a Defaulting Lender, give the Agent notice of cancellation of the Available Commitment of that Lender. (b) On receipt of the notice referred to in Paragraph (a) above, the Available Commitment of the Defaulting Lender shall immediately be reduced to zero. (c) The Agent shall as soon as practicable after receipt of a notice referred to in Paragraph (a) above, notify all the Lenders. 7.7 Mandatory prepayment and cancellation in relation to a single Lender If it becomes unlawful for a Borrower to perform any of its obligations to any Lender under Clause 12.2.3 or under an equivalent provision of any Finance Document and to the extent that the Lender's participation has not been transferred pursuant to Clause 7.6.4: 7.7.1 the Parent Company shall promptly notify the Agent upon becoming aware of that event; 7.7.2 upon the Agent notifying that Lender, its Commitment will be immediately cancelled; and 7.7.3 that Borrower shall repay that Lender's participation in the Loans made to that Borrower on the last day of each Interest Period which ends after the Parent Company has given notice under Paragraph (a) above or, if earlier, the date specified by that Lender in a notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law). 7.8 Minimum Value If, on any Test Date on which a Loan is outstanding in respect of a Borrower: 7.8.1 the Financeable Inventory Value (With Dispossession) applicable to that Borrower as at such date is inferior to the amount in principal of any outstanding Tranche A Loan made available to such Borrower, that Borrower shall repay to the Lenders an amount equal to the difference between the amount in principal of such outstanding Tranche A Loan and the applicable Financeable Inventory Value (With Dispossession) as at such date; or 7.8.2 the Financeable Inventory Value (Without Dispossession) applicable to that Borrower as at such date is inferior to the amount in principal of any outstanding Tranche B Loan made available to such Borrower, that Borrower shall repay to the Lenders an amount equal to the difference between the amount in principal of such outstanding Tranche B Loan and the applicable Financeable Inventory Value (Without Dispossession) as at such date. 7.9 Restrictions 7.9.1 Any notice of cancellation or prepayment given by any Party under this Clause 7 (Prepayment and cancellation) shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment. 7.9.2 Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

32 Paris 18365539.6 7.9.3 Unless a contrary indication appears in this Agreement, any part of the Facility which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement. 7.9.4 The Borrowers shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement. 7.9.5 No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated. 7.9.6 If the Agent receives a notice under this Clause 7 (Prepayment and cancellation) it shall promptly forward a copy of that notice to either the Parent Company or the affected Lender, as appropriate. 7.9.7 If all or part of any Lender's participation in a Loan is repaid or prepaid and is not available for redrawing (other than by operation of Clause 4.2 (Further conditions precedent), an amount of that Lender's Commitment (equal to the amount of the participation which is repaid or prepaid) will be deemed to be cancelled on the date of repayment or prepayment. 7.10 Application of prepayments Any prepayment of a Loan pursuant to Clause 7.8 (Minimum Value) shall be applied pro rata to each Lender's participation in that Loan. 8. INTEREST 8.1 Calculation of interest The rate of interest on each Loan for each Interest Period is the percentage rate per annum which is the aggregate of (or zero if such aggregate amount is negative): 8.1.1 the applicable Margin; and 8.1.2 EURIBOR. 8.2 Payment of interest The Borrower to which a Loan has been made shall pay accrued interest on that Loan on the last day of each Interest Period. 8.3 Default interest 8.3.1 If a Borrower fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue to the fullest extent permitted by law and without notice (mise en demeure) on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to Clause 8.3.2, is one per cent. (1%) per annum higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this Clause 8.3 (Default interest) shall be immediately payable by the Borrower on demand by the Agent. 8.3.2 If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan: DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

33 Paris 18365539.6 (a) the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and (b) the rate of interest applying to the overdue amount during that first Interest Period shall be one per cent. (1%)) per annum higher than the rate which would have applied if the overdue amount had not become due. 8.3.3 Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount only if, within the meaning of Article 1343-2 of the French Code Civil, such interest is due for a period of at least one year, but will remain immediately due and payable. 8.4 Notification of rates of interest The Agent shall promptly notify the Lenders and the relevant Borrower of the determination of a rate of interest under this Agreement. 8.5 Effective Global Rate (Taux Effectif Global) For the purposes of Articles L.314-1 to L.314-5 and R.314-1 et seq. of the French Code de la consommation and Article L.313-4 of the French Code Monétaire et Financier, the Parties acknowledge that (i) the effective global rate (taux effectif global) calculated on the date of this Agreement, based on assumptions as to the period rate (taux de période) and the period term (durée de période) and on the assumption that the interest rate and all other fees, costs or expenses payable under this Agreement will be maintained at their original level throughout the term of this Agreement, is set out in a letter from the Agent to each Borrower and (ii) that letter forms part of this Agreement. Each Borrower acknowledges receipt of that letter. 9. INTEREST PERIODS 9.1 Interest Periods 9.1.1 An Interest Period for a Loan shall not extend beyond the Termination Date. 9.1.2 A Loan has one Interest Period only. 9.1.3 The Interest Period of a Loan made available to a Borrower will be eight (8) Business Days if: (a) as at the Utilisation Date of such Loan, the amount of all outstanding Loans (taking into account such Loan) made available to such Borrower is superior to 75% of the Borrowing Base Value applicable to such Borrower as at such date; and (b) the London Metal Exchange Price (expressed in Euro) has been reduced by more than 15% since the day falling 30 days before the Utilisation Date of such Loan, provided that the Agent shall notify the Parent Company before the relevant Utilisation Date of the occurrence of the event mentioned in Clause 9.1.3. 9.2 Non-Business Days If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not). DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

34 Paris 18365539.6 10. CHANGES TO THE CALCULATION OF INTEREST 10.1 Market disruption If before close of business in Paris two TARGET Days before the first day of the relevant Interest Period, the Agent receives notifications from the Majority Lenders that the cost to it of funding its participation in that Loan from whatever source it may reasonably select would be in excess of the applicable EURIBOR, then Clause 10.2 (Cost of funds) shall apply to that Loan for the relevant Interest Period. 10.2 Cost of funds 10.2.1 If this Clause 10.2 (Cost of funds) applies, the rate of interest on each Lender's share of the relevant Loan for the relevant Interest Period shall be the percentage rate per annum which is the sum of: (a) the applicable Margin; and (b) the rate notified to the Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to the relevant Lender of funding its participation in that Loan from whatever source it may reasonably select. 10.2.2 If this Clause 10.2 (Cost of funds) applies and the Agent or the Parent Company so requires, the Agent and the Parent Company shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing a substitute basis for determining the rate of interest. 10.2.3 Any alternative basis agreed pursuant to Clause 10.2.2 shall, with the prior consent of all the Lenders and the Parent Company, be binding on all Parties. 10.3 Break Costs 10.3.1 Each Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by that Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum. 10.3.2 Each Finance Party shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue. 10.4 Discontinuation of the Screen Rate Should the composition and/or definition of the euro interbank offered rate be modified by its administrator (or other relevant official body) or should the euro interbank offered rate be modified or demised by its administrator (or other relevant official body), the following will apply: 10.4.1 in case of substitution of the euro interbank offered rate by its administrator (or other relevant official body) with an equivalent published term rate which is formally designated as the euro interbank offered rate's replacement, the Agent shall notify (without undue delay) the other Parties of such substitution and, unless any of the Parties notifies the Agent that it disagrees with that substitution within five (5) Business Days of receiving DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

35 Paris 18365539.6 notice from the Agent, such substitute published term rate shall automatically apply as the Screen Rate for the purposes of this Agreement; and 10.4.2 in the absence of the Agent identifying a substitute published term rate in accordance with paragraph (a) above or if the Agent receives notice from any Party that it disagrees with the proposed substitution in accordance with paragraph 10.4.1 above, the Parties shall enter into negotiations for a period of up to thirty (30) days with a view to agreeing a substitute basis for determining a new Screen Rate (which shall require consent of all Parties). 11. FEES 11.1 Commitment fee 11.1.1 The Borrowers shall pay to the Agent (for the account of each Lender) a fee in Euro computed on a daily basis at the rate of zero point eighty per cent. (0.80%) per annum on that Lender’s Available Commitment for the Availability Period. 11.1.2 The commitment fee shall be determined and payable by each Borrower as follows: (a) if none of the Borrowers has borrowed under the Facility for more than half of the Total Commitments, each Borrower shall pay a commitment fee on an amount equal to the difference between half of the Total Commitments and the amounts drawn by such Borrower under the Facility; and (b) if one of the Borrowers has borrowed under the Facility for more than half of the Total Commitments, the other Borrower (only) shall pay a commitment fee on an amount equal to the difference between the Total Commitments and the amounts drawn by all the Borrowers under the Facility. 11.1.3 The commitment fee is payable first on the date falling three months after the Signing Date and thereafter every three months. 11.1.4 No commitment fee is payable to the Agent (for the account of a Lender) on the Available Commitment of that Lender for any day on which that Lender is a Defaulting Lender. 11.2 Arrangement fee The Borrowers shall pay to the Arranger an arrangement fee in the amount and at the times agreed in a Fee Letter. 11.3 Agency fee The Borrowers shall pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter. 11.4 VAT The commitment fee, the arrangement fee and the annual management fee are expressed VAT excluded. 12. TAX GROSS UP AND INDEMNITIES 12.1 Definitions 12.1.1 In this Agreement: DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

36 Paris 18365539.6 "Protected Party" means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document. "Qualifying Lender" means a Lender which: (a) fulfils the conditions imposed by French Law in order for a payment of interest not to be subject to (or as the case may be, to be exempt from) any Tax Deduction; or (b) is a Treaty Lender. "Tax Credit" means a credit against, relief or remission for, or repayment of any Tax. "Tax Payment" means either the increase in a payment made by an Obligor to a Finance Party under Clause 12.2 (Tax gross-up) or a payment under Clause 12.3 (Tax indemnity). "Treaty Lender" means a Lender which: (a) is treated as resident of a Treaty State for the purposes of the Treaty; (b) does not carry on business in France through a permanent establishment with which that Lender's participation in the Loan is effectively connected; (c) is acting from a Facility Office situated in its jurisdiction of incorporation; and (d) fulfils any other conditions which must be fulfilled under the Treaty by residents of the Treaty State for such residents to obtain exemption from Tax imposed on interest by France, subject to the completion of any necessary procedural formalities. "Treaty State" means a jurisdiction having a double taxation agreement with France (the "Treaty"), which makes provision for full exemption from Tax imposed by France on interest payments. 12.1.2 Unless a contrary indication appears, in this Clause 12 (Tax gross up and indemnities) a reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination. 12.2 Tax gross-up 12.2.1 Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law. 12.2.2 The Parent Company shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, a Lender shall notify the Agent on becoming so aware in respect of a payment payable to that Lender. If the Agent receives such notification from a Lender it shall notify the Parent Company and that Obligor. 12.2.3 If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

37 Paris 18365539.6 12.2.4 A payment shall not be increased under Clause 12.2.3 by reason of a Tax Deduction on account of Tax imposed by France, if on the date on which the payment falls due: (a) the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or double taxation agreement, or any published practice or published concession of any relevant taxing authority; or (b) the relevant Lender is a Treaty Lender and the Obligor making the payment is able to demonstrate that the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under Clause 12.2.7, provided that the exclusion for changes after the date a Lender became a Lender under this Agreement in Clause 12.2.4(a) shall not apply in respect of any Tax Deduction on account of Tax imposed by France on a payment made to a Lender if such Tax Deduction is imposed solely because this payment is made to an account opened in the name of or for the benefit of that Lender in a financial institution situated in a Non-Cooperative Jurisdiction. 12.2.5 If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law. 12.2.6 Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority. 12.2.7 A Treaty Lender and each Obligor which makes a payment to which that Treaty Lender is entitled shall complete any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction. 12.3 Tax indemnity 12.3.1 The Parent Company shall (within ten Business Days of demand by the Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document. 12.3.2 Clause 12.3.1 shall not apply: (a) with respect to any Tax assessed on a Finance Party: (i) under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or (ii) under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction, DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

38 Paris 18365539.6 if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or (b) to the extent a loss, liability or cost: (i) is compensated for by an increased payment under Clause 12.2 (Tax gross- up); (ii) would have been compensated for by an increased payment under Clause 12.2 (Tax gross-up) but was not so compensated solely because one of the exclusions in Clause 12.2.4 applied; or (iii) relates to a FATCA Deduction required to be made by a Party. (c) with respect to any Tax assessed as a direct result of the breach by a Finance Party of its express obligations hereunder or under any other Finance Document, or the wilful misconduct or gross negligence of such Finance Party; (d) with respect to any Tax that would not have arisen but for: (i) the failure by a Finance Party to file any relevant Tax return, Tax computation or other statement or document which such Finance Party was obliged to file by any law of its jurisdiction of incorporation; (ii) any failure by a Finance Party to provide in due time to any Obligor any document necessary for the application of any relevant or applicable Treaty State, including certification of tax residence of such Finance Party issued by the tax administration competent for such Finance Party which any Obligor may reasonably have requested such Finance Party in writing to provide (to the extent any such request being made in a timely manner and containing all necessary details to enable such Finance Party to comply with the terms thereof), except: C. where any such failure was directly or indirectly caused by the relevant Obligor (including, without limitation, failure to provide a Finance Party with any necessary information) or by any event or circumstance outside the reasonable control of such Finance Party, or D. where it would be illegal or contrary to any applicable law for a Finance Party to do so; (e) with respect to any Tax assessed as a result of a payment to a Finance Party or to person acting on such Finance Party’s behalf being made to a bank account opened in a financial institution located in a Non-Cooperative Jurisdiction or to a beneficiary that is incorporated, domiciled, or acting through an office located, in a Non-Cooperative Jurisdiction; and (f) to any assignee of the rights and obligations of a Finance Party under the Agreement in accordance with Clause 21 (Changes to the Parties), to the extent that such gross-up payment or indemnities referred to in Clause 12.2 (Tax gross- DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

39 Paris 18365539.6 up) or 12.3 (Tax indemnity) would not have been due by the relevant Obligor if the relevant Finance Party had not assigned or transferred its right or obligations to the relevant third party. 12.3.3 A Protected Party making, or intending to make a claim under Clause 12.3.1 shall promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the Parent Company. 12.3.4 A Protected Party shall, on receiving a payment from an Obligor under this Clause 12.3 (Tax indemnity), notify the Agent. 12.4 Tax Credit If an Obligor makes a Tax Payment and the relevant Finance Party determines that: 12.4.1 a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and 12.4.2 that Finance Party has obtained and utilised that Tax Credit, the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor. 12.5 Lender Status Confirmation 12.5.1 Each Original Lender confirms on the date of this Agreement that it is a Qualifying Lender. 12.5.2 Each Lender which becomes a Party to this Agreement after the date of this Agreement shall indicate, in the Transfer Agreement which it executes on becoming a Party, and for the benefit of the Agent and without liability to any Obligor, which of the following categories it falls in: (a) not a Qualifying Lender; (b) a Qualifying Lender (other than a Treaty Lender); or (c) a Treaty Lender. If a New Lender fails to indicate its status in accordance with this Clause 12.5.2 then such New Lender shall be treated for the purposes of this Agreement (including by each Obligor) as if it is not a Qualifying Lender until such time as it notifies the Agent which category applies (and the Agent, upon receipt of such notification, shall inform the Parent Company). For the avoidance of doubt, a Transfer Agreement shall not be invalidated by any failure of a Lender to comply with this Clause 12.5.2. 12.5.3 Such New Lender shall also specify, in the Transfer Agreement which it executes upon becoming a Party, whether it is incorporated or acting through a Facility Office situated in a Non-Cooperative Jurisdiction. For the avoidance of doubt, a Transfer Agreement shall not be invalidated by any failure of a Lender to comply with this Clause 12.5.3. 12.6 Stamp taxes DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

40 Paris 18365539.6 The Borrowers shall pay and, within ten Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document, except for any such Tax payable (A) in respect of a transfer or sub-participation of a Loan (or part thereof) by that Finance Party or (B) upon a voluntary registration made by any Finance Party if such registration is not necessary to evidence, prove, maintain, enforce, compel or otherwise assert the rights of such Finance Party under a Finance Document. 12.7 Value added tax 12.7.1 All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to Clause 12.7.2, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party). 12.7.2 If VAT is or becomes chargeable on any supply made by any Finance Party (the "Supplier") to any other Finance Party (the "Recipient") under a Finance Document, and any Party other than the Recipient (the "Relevant Party") is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration): (a) (where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this Paragraph (a) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and (b) (where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT. 12.7.3 Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority. 12.7.4 In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party's VAT registration and such other DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

41 Paris 18365539.6 information as is reasonably requested in connection with such Finance Party's VAT reporting requirements in relation to such supply. 12.8 FATCA Information 12.8.1 Subject to Clause 12.8.3, each Party shall, within ten Business Days of a reasonable request by another Party: (a) confirm to that other Party whether it is: (i) a FATCA Exempt Party; or (ii) not a FATCA Exempt Party; (b) supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and (c) supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime. 12.8.2 If a Party confirms to another Party pursuant to Clause 12.8.1(a) that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly. 12.8.3 Clause 12.8.1 shall not oblige any Finance Party to do anything, and Clause 12.8.1(c) shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of: (a) any law or regulation; (b) any fiduciary duty; or (c) any duty of confidentiality. 12.8.4 If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with Clause 12.8.1(a) or Clause 12.8.1(b) (including, for the avoidance of doubt, where Clause 12.8.3 applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information. 12.9 FATCA Deduction 12.9.1 Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction. 12.9.2 Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

42 Paris 18365539.6 Party to whom it is making the payment and, in addition, shall notify the Parent Company and the Agent and the Agent shall notify the other Finance Parties. 13. INCREASED COSTS 13.1 Increased costs 13.1.1 Subject to Clause 13.3 (Exceptions) and in accordance with Clause 13.2 (Increased Cost claims), each Borrower shall pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or its Holding Company as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or (ii) compliance with any law or regulation made after the Amendment Signing Date. 13.1.2 In this Agreement "Increased Costs" means: (a) a reduction in the rate of return from the Facility or on a Finance Party’s (or its Holding Company's) overall capital; (b) an additional or increased cost; or (c) a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or its Holding Company to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document. 13.2 Increased cost claims 13.2.1 A Finance Party intending to make a claim pursuant to Clause 13.1 (Increased costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Parent Company. 13.2.2 Each Finance Party shall, as soon as practicable, provide the Parent Company and the Agent with a certificate characterizing and justifying its claim and the calculation of the Increased Cost (without such Finance Party being required to disclose any confidential information regarding its tax affairs). 13.2.3 If any Borrower or the Parent Company contests the amount of the relevant Increased Cost, the relevant Finance Party, the relevant Borrower and the Parent Company shall negotiate in good faith during a 20 Business Days period to find a mutually acceptable solution capable of avoiding or mitigating such Increased Costs. 13.2.4 If no mutually acceptable solution has been reached at the expiry of such period, the relevant Borrower shall pay the amount initially requested by the relevant Finance Party within 5 Business Days. 13.3 Exceptions Clause 13.1 (Increased costs) does not apply to the extent any Increased Cost is: 13.3.1 attributable to a Tax Deduction required by law to be made by an Obligor; 13.3.2 attributable to a FATCA Deduction required to be made by a Party; DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

43 Paris 18365539.6 13.3.3 resulting from the application by the relevant Finance Party of (i) Basel III, (ii) CRR Regulation and (iii) CRD IV Directive; 13.3.4 an increase in the rate of corporate income taxes applicable to the relevant Finance Party; 13.3.5 compensated for by Clause 12.3(Tax indemnity) (or would have been compensated for under Clause 12.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in Clause 12.3.2 applied); or 13.3.6 attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation. 14. OTHER INDEMNITIES 14.1 Other indemnities Each Obligor shall, within ten Business Days of demand, indemnify each Finance Party against any duly documented cost, loss or liability incurred by that Finance Party as a result of: 14.1.1 the occurrence of any Event of Default; 14.1.2 funding, or making arrangements to fund, its participation in a Loan requested by a Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or 14.1.3 a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by a Borrower or the Parent Company. Under no circumstances shall any Borrower be liable to any Finance Party under Clause 14.1 for any indirect damages of any kind or nature whatsoever or any loss of business or business opportunity or any loss of goodwill. 14.2 Indemnity to the Agent Each Obligor shall, within ten Business Days of demand, indemnify the Agent against any duly documented cost, loss or liability incurred by the Agent (acting reasonably) as a result of: 14.2.1 investigating any event which it reasonably believes is a Default; or 14.2.2 acting or relying on any notice, request or instruction sent by any Obligor which it reasonably believes to be genuine, correct and appropriately authorised. Under no circumstances shall any Borrower be liable to the Agent under Clause 14.2 for any indirect damages of any kind or nature whatsoever or any loss of business or business opportunity or any loss of goodwill. 15. MITIGATION BY THE LENDERS 15.1 Mitigation 15.1.1 Each Finance Party shall, in consultation with the Parent Company, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), Clause 12 (Tax gross up and indemnities) or Clause 13 (Increased Costs) or DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

44 Paris 18365539.6 in any amount payable under a Finance Document by an Obligor established in France becoming not deductible from that Obligor's taxable income for French tax purposes by reason of that amount being (i) paid or accrued to a Finance Party incorporated, domiciled, established or acting through a Facility Office situated in a Non-Cooperative Jurisdiction or (ii) paid to an account opened in the name of or for the benefit of that Finance Party in a financial institution situated in a Non-Cooperative Jurisdiction, including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office. 15.1.2 Clause 15.1.1 does not in any way limit the obligations of any Obligor under the Finance Documents. 15.2 Limitation of liability 15.2.1 Each Borrower shall within ten Business Days of demand indemnify each Finance Party for all duly documented costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 15.1 (Mitigation). 15.2.2 A Finance Party is not obliged to take any steps under Clause 15.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it. 16. COSTS AND EXPENSES 16.1 Transaction expenses The Parent Company shall within ten Business Days of demand pay the Agent and the Arranger the amount of all duly documented costs and expenses (including legal fees) reasonably incurred by any of them and approved by the Parent Company in connection with the negotiation, preparation, printing and execution of: 16.1.1 this Agreement and any other documents referred to in this Agreement; and 16.1.2 any other Finance Documents executed after the date of this Agreement. 16.2 Amendment costs The Parent Company shall, within ten Business Days of demand, pay to the Agent the amount of all duly documented costs and expenses (including legal fees) reasonably incurred by the Agent in connection with any waiver, amendment or consent relating to any Finance Document (to the extent that such costs and expenses have been previously approved in writing by the Parent Company). 16.3 Enforcement costs The Parent Company shall, within ten Business Days of demand, pay to each Finance Party the amount of all duly documented costs and expenses (including legal fees) reasonably incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document. 16.4 Independent Appraiser and Escrow Agent costs The Borrowers shall, within five (5) Business Days of demand, pay to the Agent the amount of all duly documented costs and expenses (including legal fees) reasonably incurred by the Agent in connection with (a) the valuation of the Pledged Inventory carried out by the Independent Appraiser in accordance with Clause 5.6.2 or (b) the appointment of and the work carried out by DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

45 Paris 18365539.6 the Escrow Agent in relation to the Finance Documents (to the extent that such costs and expenses have been previously approved in writing by the Parent Company). 17. GUARANTEE 17.1 Guarantee The Parent Company (in such capacity, the “Guarantor”) hereby irrevocably: 17.1.1 guarantees to the Finance Parties by way of a cautionnement solidaire pursuant to Articles 2288 et seq. of the French Code civil (the “Guarantee”) the due and punctual performance by each Borrower of its payment obligations in favour of the Finance Parties under the Finance Documents (the "Secured Obligations"); 17.1.2 undertakes to pay to the Finance Parties any amount owed by each Borrower, provided that the relevant Borrower has failed to perform such payment obligations for more than three (3) Business Days following the date on which performance was due (after the expiry of any applicable grace period or amicable resolution period under the Agreement) within seven (7) Business Days of receipt of a duly documented request by the Agent to that end (a "Demand") in accordance with Clause 17.4; and 17.1.3 confirms that it intends that the Guarantee be an accessory (accessoire) of the secured obligations and that it shall extend to any (however fundamental) change, variation, increase, decrease, extension addition or reduction, of or to any Finance Document and/or the Facility or any amount made available under any of the Finance Documents. 17.2 Maximum Amount 17.2.1 Subject to Clause 17.2.2, the Guarantee is limited to an aggregate amount equal to 102% of the Total Commitments (the "Maximum Guaranteed Amount"). 17.2.2 Each payment made by the Guarantor pursuant to this Guarantee shall reduce the Maximum Guaranteed Amount by a corresponding amount. 17.3 Expiry Date 17.3.1 The Guarantee shall expire and shall have no further effect (and no Demand may be made for any reason whatsoever) after the date on which all the Secured Obligations have been paid or discharged in full or the Maximum Guaranteed Amount has been reduced to zero (the "Release Date"). 17.3.2 As from the Release Date, the Agent agrees to confirm in writing without delay to the Guarantor (i) the occurrence of the Release Date and (ii) that it is discharged from any obligation under the terms of the Guarantee. 17.4 Form of Demand Any Demand under the Guarantee shall only be valid if it is (i) made in writing, (ii) made by way of a duly completed guarantee demand in the form set out in SCHEDULE 7 (Form of Guarantee Demand) and (iii) sent to the Parent Company at the address specified in Clause 27 (Notices). 17.5 Continuing Guarantee 17.5.1 The obligations of the Parent Company under Clause 17.1 (Guarantee) constitute a continuing guarantee and will extend to the ultimate balance of all sums payable by any DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

46 Paris 18365539.6 Borrower under any Finance Document, regardless of any intermediate payment or discharge in whole or in part. 17.5.2 The Guarantee shall not be discharged, impaired or otherwise affected (A) further to any merger, split-off, winding-up, contribution of assets or similar transaction or in case of any dissolution, liquidation or similar act or process (whether judicial or amicable) involving a Finance Party, the Parent Company or any Borrower or (B) in the case of a Change of Control affecting a Borrower or the Parent Company. 17.5.3 The obligations of the Parent Company under the Guarantee shall be binding on its successors and assigns. 17.6 Waiver of defences Until all obligations guaranteed under Clause 17.1 (Guarantee) have been paid and discharged in full, the Parent Company irrevocably and expressly: 17.6.1 undertakes not to exercise any rights which it may have under Article 2298 (bénéfice de discussion) or Article 2303 (bénéfice de division) of the French Code civil; 17.6.2 waives any right it may have of first requiring any Finance Party to proceed against or enforce any other rights or security or claim payment before claiming from the Parent Company under this Clause 17 (Guarantee); 17.6.3 waives any right to require that any protest (prôtet) be accomplished, it being understood that the Guarantee may be called upon by the Finance Parties as many times pursuant to the terms of this Agreement as they shall require with a view to recovering any liability owing under the Guarantee remaining unpaid by any relevant Borrower as at the relevant date; 17.6.4 undertakes not to exercise (and waives) any right which it may have against any Borrower under Article 2309 of the French Code civil and, for the purposes of the Guarantee, not to exercise any right of set-off (compensation) that it may have under Article 1347 of the French Code civil; 17.6.5 undertakes not to exercise (and waives) any rights which it may have under Article 2316 of the French Code civil to take any action against any Borrower in the event of any extension of any date for payment of any amount due, owing or payable to the Finance Parties under any Finance Document, in each case without the consent of the Parent Company; and 17.6.6 undertakes not to claim or enforce any subrogation right it may have against a Borrower in accordance with Article 1346-3 of the French Code civil. 18. REPRESENTATIONS 18.1 Each Obligor makes the representations and warranties set out in this Clause 18 (Representations) to each Finance Party on the date of this Agreement. 18.1.1 Status: it is a company validly incorporated and existing under the laws of its place of incorporation, it is in compliance with all applicable corporate laws and regulations relating to its incorporation; DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

47 Paris 18365539.6 18.1.2 Powers, authorisations and consents: (i) it has full power and authority to enter into the Finance Documents to which it is a party, (ii) with respect to each Borrower only, it has full power and authority to own its assets pledged under either any Inventory Pledge Agreement With Dispossession or the Inventory Pledge Agreement Without Dispossession to which it is a party and (iii) and no governmental or regulatory consent is required in order for it to enter into the Finance Documents to which it is a party and it has taken all action necessary to authorise, and it maintains and complies with the term of any Authorisation required to enable, the execution and performance by it of the Finance Documents to which it is a party; 18.1.3 Preservation of corporate existence: it has obtained and maintains all licences, Authorisations and certifications necessary to the performance of its business, where failure to do so would have a Material Adverse Effect; 18.1.4 Non-conflict: the entry into and performance of the Finance Documents to which it is a party do not conflict with, contravene to or violate: (a) its constitutional documents; (b) any law or regulation applicable to it; (c) any restrictions under any agreement, contract, deed or instrument to which it is a party; or (d) any order, judgment, award or injunction binding on it; in a manner which is reasonably expected to have a Material Adverse Effect; 18.1.5 Legal validity: subject to the Legal Reservations, its obligations under the Finance Documents to which it is a party constitute legal, valid and binding obligations enforceable against it in accordance with their respective terms; 18.1.6 Accounts: the Parent Company and each Borrower's most recent audited annual accounts present a true and fair view of such Borrower's or the Parent Company's, as applicable, financial condition, as at the date on which they were issued and of the results of their operations for the period then ended, all in accordance with the Accounting Principles as consistently applied; 18.1.7 No litigation: there are no current actions, suits or proceedings pending against or affecting it, in or before any judicial or administrative court, arbitrator or regulatory authority which might reasonably be expected to have a Material Adverse Effect; 18.1.8 No default: (a) no Event of Default is continuing or might reasonably be expected to result from the making of any Loan; (b) no other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or to which its assets are subject, which might have a Material Adverse Effect; 18.1.9 No Insolvency Proceeding: (i) it is not subject to any Insolvency Proceeding and (ii) for the purpose of the EU Insolvency Regulations (EC) No 1346/2000 of 29 May 2000 (the DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

48 Paris 18365539.6 "Insolvency Regulations"), its “centre of main interests” (as such term is defined in the Insolvency Regulations) is in its jurisdiction of incorporation; 18.1.10 Accuracy of information: to its best knowledge, all information furnished in writing by it to the Finance Parties for the purposes of or in connection with the Finance Documents, is true and accurate in every material respect on the date on which such information is provided or stated and does not contain any material misstatement of fact; 18.1.11 Capacity to identify and individualise: in relation to each Borrower only, it has operating systems capable of identifying and individualising in the ordinary course of business in a clear and precise manner each Pledged Inventory; 18.1.12 Governing law and enforcement: subject to the Legal Reservations: (a) the choice of law made in each Finance Document to which it is a party as the governing law of such Finance Document will be recognised and enforced in its jurisdiction of incorporation; and (b) any judgment obtained in the jurisdiction the law of which is designated to govern any Finance Document to which it is a party will be recognised and enforced in its jurisdiction of incorporation; 18.1.13 Deduction of Tax: under the law of its jurisdiction of incorporation in force at the date of this Agreement, it is not required to make any Tax Deduction from any payment it may make under any Finance Document to which it is a party to any Finance Party which is a Qualifying Lender; 18.1.14 No filing or stamp taxes: under French law it is not necessary that any Finance Document to which it is a party be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to such Finance Document or the transactions contemplated by such Finance Document, except for the filing with the relevant commercial court of each Inventory Pledge Agreement Without Dispossession; 18.1.15 Pari passu ranking: its payment obligations under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally; 18.1.16 Eligible Inventory: any inventory which is declared as being Eligible Inventory by the relevant Borrower complies with the criteria set out in the definition of “Eligible Inventory” in Clause 1.1 (Definitions); 18.1.17 Anti-bribery, anti-corruption and anti-money laundering: it has not, and none of its subsidiaries, directors or officers or to the best knowledge of such Obligor, any Affiliate, or employee of it, has, engaged in any activity or conduct which would violate any applicable anti-bribery, anti-corruption or anti-money laundering laws, regulations or rules in any applicable jurisdiction and it has, to the extent required under applicable laws, instituted and maintained policies and procedures designed to prevent violation of such laws, regulations and rules; and 18.1.18 Sanctions: it is not, and none of its subsidiaries, directors or officers, or, to the best of its knowledge, any of its Affiliates or employees is, an individual or entity, that is, or is DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

49 Paris 18365539.6 owned or controlled by persons that are: (i) the target of any Sanctions (a “Sanctioned Person”) or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions broadly prohibiting dealings with such government, country, or territory (a “Sanctioned Country”). 18.2 Repetition The Repeating Representations are deemed to be made by each Borrower by reference to the facts and circumstances then existing on the date of each Utilisation Request and thereafter on the first day of each Interest Period. 19. UNDERTAKINGS From the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force, each Obligor, to the extent applicable to it, and only for itself, undertakes to the Finance Parties as follows: 19.1 No change in business: it shall not make any change in its business which has a Material Adverse Effect; 19.2 Safe-keeping of documents: it shall hold and keep all supply contracts relating to its Pledged Inventory; 19.3 Corporate form and registered office: it will notify the Agent at the latest 30 calendar days prior to changing its corporate form or relocating its registered office; no Borrower shall change its jurisdiction of incorporation; 19.4 No merger: it shall not, if it would have a Material Adverse Effect, operate a legal reorganization, merge or consolidate with or into, or contribute, transfer or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any person, it being understood that should a voluntary reorganization or restructuration of companies of the Group (including by a way of amalgamation, merger, demerger, spin-off or voluntary liquidation) involving one or more Borrowers is intended to take place, the relevant Borrowers shall notify the Agent of any such event as soon as possible after all internal corporate approvals have been obtained and being legally entitled to do so; 19.5 Provision of information: 19.5.1 upon request of the Agent, to the extent such information are publicly available and otherwise without prior request of the Agent, each of the Borrowers and the Parent Company, as applicable, will deliver to the Agent: (a) annually, as soon as reasonably practicable and no later than one hundred and eighty (180) days from its year-end, the audited statutory annual financial statements (balance sheet and related income statement) of each Borrower together with the relevant auditors' reports; (b) annually, as soon as reasonably practicable and no later than one hundred and eighty (180) days from the Parent Company’s year-end, copies of the audited consolidated annual financial statements (balance sheet, related income statement and cash flow statement) of the Group together with the relevant auditors’ reports; DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

50 Paris 18365539.6 (c) quarterly, and no later than sixty (60) days after each Quarter Date, copies of the Group’s consolidated quarterly management accounts; (d) if no amounts are drawn under the Facility, quarterly, the unaudited and unreviewed quarterly financial statements (balance sheet and related income statement) for each Borrower; (e) if any amount is drawn and outstanding under the Facility, monthly, (except for the month of January of each year), and no more than thirty (30) days after its month end, the unaudited and unreviewed monthly financial statements (balance sheet and related income statement) for each Borrower; 19.5.2 each Borrower shall deliver to the Agent the following general information: (a) promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against the Parent Company or a Borrower, in each case, which might reasonably be expected to have a Material Adverse Effect; (b) promptly, upon request of the Agent (acting reasonably), copies of all documents dispatched by each Borrower to its financial creditors generally (or any class of them) in their capacity as such at the same time as they are dispatched, excluding for the avoidance of doubt any information provided to holders of equity or instruments that may give access to equity in such capacity; (c) promptly, upon reasonable request of the Agent, such information regarding the financial condition, business and operations of the Group which may have a material impact on the ability of the Obligors to perform their obligations under the Finance Documents; (d) promptly, upon reasonable request of the Agent, such documentation and other evidence as reasonably requested by any Finance Party in order to carry out and be satisfied that it (or any prospective new Lender) has complied with all necessary "Know Your Customer" requirements as per its policy or other similar checks under any applicable laws or regulations; (e) promptly, upon request of the Agent, any agreement entered into between any Borrower and its suppliers to the extent that (i) the purpose of the relevant agreement is for a Borrower to acquire goods which are to be pledged under any Inventory Pledge Agreement With Dispossession or the Inventory Pledge Agreement Without Dispossession to which such Borrower is a party and (ii) the purchase price of such goods provided in the relevant agreement is equal or above EUR 2,000,000; 19.5.3 each Obligor shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless an Obligor is aware that a notification has already been provided by another Obligor); 19.6 Compliance with law: it shall comply with all laws to which it is subject, if failure to do so would have a Material Adverse Effect; 19.7 Information on Insolvency Proceedings: subject to applicable law, and as soon as becoming aware of such event, it undertakes to inform the Agent of the commencement or taking of any DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

51 Paris 18365539.6 Insolvency Proceeding, a composition, compromise, assignment or arrangement with any of its creditors for reason of financial difficulties or proceedings for the appointment of a mandataire ad hoc (on the grounds of financial difficulties) or for a conciliation in accordance with Articles L.611- 3 to L.611-15 of the French Code de commerce; 19.8 Use of proceeds: each Borrower undertakes to use the proceeds arising from the Facility in a manner compliant with applicable laws; 19.9 No security interest: it shall not create or allow to exist any pledge, privilège, retention of title clause (clause de réserve de propriété), trust or other security interest, or any other agreement having a similar effect, on its Pledged Inventory (except as contemplated in the Finance Documents); 19.10 Warehouse: it shall remit to the Escrow Agent in the Warehouses goods intended to be pledged under any Inventory Pledge Agreement With Dispossession entered into by it and it shall not remit to the Escrow Agent any goods belonging to third parties; 19.11 Insurance Policy: 19.11.1 it shall ensure that, at all times, its Pledged Inventory is fully insured under insurance policies which remain in full force and effect, and it shall pay the related premiums on their due date to the relevant insurer(s); 19.11.2 within thirty (30) days of (i) each anniversary date of this Agreement and (ii) any renewal of any such insurance policies, it shall provide the Agent with an annual certificate issued by the relevant insurer(s) detailing the characteristics, duration and maximum amount of such insurance policies; and 19.11.3 upon the occurrence of an Enforcement Event (as defined in the relevant Security Document) in relation to a Borrower, the Agent may notify the insurer(s) under the insurance policies entered into by such Borrower in relation to its Pledged Inventory that, in accordance with article L. 121-13 of the Code des assurances, any indemnity due by such insurer(s) in relation to the Pledged Inventory of such Borrower shall be paid directly to the Agent and no longer to the relevant Borrower; and 19.12 Sanctions: it will not, directly or indirectly, use the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or any other person (i) to fund any activities or business of or with any person or in any country or territory that, at the time of such funding, is a Sanctioned Person or a Sanctioned Country, or (ii) in any other manner that would result in a violation of Sanctions by any person (including any person participating in the Facility, whether as underwriter, advisor, investor, Lender, Agent or otherwise). 20. EVENTS OF DEFAULT 20.1 Events of Default Each of the events or circumstances set out in this Clause 20.1 (Events of Default) is an Event of Default: 20.1.1 an Obligor does not pay on the due date any amount payable to a Finance Party pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless (A) its failure to pay is caused by an administrative or a technical error or a Disruption Event and (B) payment is made within five (5) Business Days of its due date; DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

52 Paris 18365539.6 20.1.2 an Obligor fails to comply with any of its obligations under the Finance Documents to the extent that such failure has a Material Adverse Effect and, if capable of remedy, continues unremedied for a period of ten (10) Business Days of the earlier of (i) the Agent giving notice of such failure to the relevant Obligor and (ii) the relevant Obligor becoming aware of such failure to comply; 20.1.3 any of the representations and warranties made by an Obligor under a Finance Document is or proved to be incorrect or misleading when made, to the extent that such misrepresentation has a Material Adverse Effect and, unless the circumstances giving rise to and the effects of such misrepresentation are capable of remedy and are remedied within ten (10) Business Days of the earlier of (i) the Agent giving notice to the relevant Obligor of such misrepresentation and (ii) the relevant Obligor becoming aware of such misrepresentation; 20.1.4 the occurrence of a Cross-Acceleration; 20.1.5 an Obligor becomes subject to Insolvency Proceedings unless, in relation to any steps or procedures effectively taken or started, such steps or procedures are (i) promptly contested by the relevant Obligor and (ii) are finally dismissed within twenty (20) days; 20.1.6 an Obligor challenges the validity or enforceability (opposabilité) of any material right or obligation under the Finance Documents or rescinds or purports to rescind any of the Finance Documents without the consent of the Agent and the other parties to such Finance Document; 20.1.7 any of the Finance Documents ceases to be legal, valid, binding and enforceable (opposable) in its entirety, to the extent that, if it ceases to be enforceable (opposable) against third parties, the event giving rise to such unenforceability, if capable of remedy, is not remedied within five (5) Business Days of the earlier of (i) the Agent giving notice to the relevant Obligor of such event and (ii) the relevant Obligor becoming aware of such event; 20.1.8 it is or it becomes illegal or unlawful for an Obligor to perform any of its obligations under the Finance Documents; 20.1.9 the occurrence of any event or circumstance which has a Material Adverse Effect; 20.1.10 the occurrence of a seizure or an attachment resulting from a court decision (sûretés judiciaires) (not including any provisional measures (mesures conservatoires)) from a creditor of an Obligor for an amount in excess of 5,000,000 Euros (in aggregate), unless such seizure or attachment is finally dismissed or discharged within forty-five (45) days, provided that if during that timeframe the relevant Obligor demonstrates to the Agent in a manner satisfactory to the Agent that such seizure or attachment is unjustified, this shall not constitute an Event of Default; 20.1.11 an Obligor has knowingly omitted or concealed material information or has knowingly made false statements to a Finance Party regarding any material information to be provided by such Obligor upon the signature of any of the Finance Documents or during the course of the performance thereof; 20.1.12 the auditor of any Obligor raises reservations as to the accounts of such Obligor to the extent such reservation reflects serious deficiencies in accounting (which excludes any observation in the auditor’s report in connexion with the implementation of new DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

53 Paris 18365539.6 accounting standards or with major accounting estimates that would trigger going concern issues (as defined in the relevant Accounting Principles)); or 20.1.13 the occurrence of significant delays or any aggravation of delays for payment in respect of suppliers and unsecured or secured creditors (such as inter alia the French Trésor Public, Urssaf, caisses de retraite etc.) of such Obligor (other than resulting from the normal course of such Obligor's business), except if such Obligor demonstrates to the Agent in a manner satisfactory to the Agent that such non-payment results from a contestation in good faith by such Obligor of its obligation to pay, which, individually or collectively, would have a Material Adverse Effect. 20.2 Acceleration On and at any time after the occurrence of an Event of Default which is continuing, the Agent may, and shall if so directed by the Super Majority Lenders, without mise en demeure or any other judicial or extra judicial step, by notice to the Parent Company: 20.2.1 cancel the Total Commitments whereupon they shall immediately be cancelled; and/or 20.2.2 declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable. 21. CHANGES TO THE PARTIES 21.1 Transfers by the Lenders 21.1.1 Subject to this Clause 21 (Changes to the Parties), a Lender (the "Existing Lender") may transfer any of its rights (including such as relate to that Lender's participation in each Loan) and/or obligations to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the "New Lender"), provided that, unless an Event of Default has occurred or is continuing, any such transfer shall be made for a minimum amount of EUR15,000,000 or shall concern all the rights and obligations of such Lender. 21.1.2 The consent of the Finance Parties is hereby given to a transfer by an Existing Lender to a New Lender. 21.2 Conditions of transfer 21.2.1 The consent of the Parent Company is required for a transfer by an Existing Lender, provided that the Parent Company hereby consents to a transfer: (a) to another Lender or an Affiliate of a Lender; or (b) made at a time when an Event of Default is continuing. Notwithstanding the above, no transfer, sub-participation or subcontracting may be effected to a New Lender incorporated or acting through a Facility Office situated in a Non-Cooperative Jurisdiction without the prior consent of the Parent Company, which shall not be unreasonably withheld. In case of a transfer of obligations, the New Lender shall be duly authorised to lend in France in accordance with French law. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

54 Paris 18365539.6 21.2.2 The consent of the Parent Company to a transfer must not be unreasonably withheld or delayed. Provided that, during such period of time, the Parent Company has been provided with (i) the name of the New Lender, (ii) its place of incorporation, (iii) its rating and (iv) the list of sanctions laws or regulations applicable to the New Lender, the Parent Company will be deemed to have given its consent ten (10) Business Days after the Existing Lender has requested it unless consent is expressly refused by the Parent Company within that time. 21.2.3 Subject to any applicable laws and regulations regarding procedures for specific transfer, a transfer will only be effective if the procedure set out in Clause 21.5 (Procedure for transfer) is complied with. 21.2.4 If: (a) a Lender transfers any of its rights and/or obligations under the Finance Documents or changes its Facility Office; and (b) as a result of circumstances existing at the date the transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 12 (Tax gross up and indemnities) or Clause 13 (Increased Costs), then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the transfer or change had not occurred. This Clause 21.2.4 shall not apply in respect of a transfer made in the ordinary course of the primary syndication of the Facilities. 21.2.5 Each New Lender, by executing the relevant Transfer Agreement, confirms, for the avoidance of doubt, that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer becomes effective and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender. 21.3 Transfer fee The New Lender shall, on the date upon which a transfer takes effect, pay to the Agent (for its own account) a fee of five thousand Euros (5,000 euros). 21.4 Limitation of responsibility of Existing Lenders 21.4.1 Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for: (a) the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents; (b) the financial condition of any Obligor; (c) the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

55 Paris 18365539.6 (d) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document; or (e) the existence of any transferred rights or receivables or their accessories, and any representations or warranties implied by law are excluded. 21.4.2 Each New Lender confirms to the Existing Lender and the other Finance Parties that it: (a) has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and (b) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force. 21.4.3 Nothing in any Finance Document obliges an Existing Lender to: (a) accept a re-transfer from a New Lender of any of the rights and/or obligations transferred under this Clause 21 (Changes to the Parties); or (b) support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise. 21.5 Procedure for transfer 21.5.1 Subject to the conditions set out in Clause 21.2 (Conditions of transfer) and subject to any applicable laws and regulations regarding procedures for specific transfer, a transfer of rights and/or obligations is effected in accordance with Clause 21.5.3 when the Agent executes an otherwise duly completed Transfer Agreement delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to Clause 21.5.2, as soon as reasonably practicable after receipt by it of a duly completed Transfer Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Agreement. 21.5.2 The Agent shall only be obliged to execute a Transfer Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender. 21.5.3 As from the Transfer Date: (a) to the extent that in the Transfer Agreement the Existing Lender seeks to transfer its rights and its obligations under the Finance Documents, the Existing Lender shall be discharged to the extent provided for in the Transfer Agreement from further obligations towards each of the Obligors and the other Finance Parties under the Finance Documents and each Obligor and the other Finance Parties hereby consent to such discharge; DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

56 Paris 18365539.6 (b) the rights and/or obligations of the Existing Lender with respect to the Obligors shall be transferred to the New Lender, to the extent provided for in the Transfer Agreement; (c) the Agent, the Arranger, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have had had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Arranger and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and (d) the New Lender shall become a Party as a "Lender". 21.6 Copy of Transfer Agreement to Parent Company The Agent shall, as soon as reasonably practicable after it has executed a Transfer Agreement, send to the Parent Company a copy of that Transfer Agreement. 21.7 Security over Lenders' rights 21.7.1 In addition to the other rights provided to Lenders under this Clause 21 (Changes to the Parties), each Lender may without consulting with or obtaining consent from any Obligor, at any time transfer, charge, pledge or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation: (a) any transfer, charge, pledge or other Security to secure obligations to a federal reserve or central bank (including, for the avoidance of doubt, the European Central Bank) including, without limitation, any transfer of rights to a special purpose vehicle where Security over securities issued by such special purpose vehicle is to be created in favour of a federal reserve or central bank (including, for the avoidance of doubt, the European Central Bank); and (b) in the case of any Lender which is a fund, any transfer, charge, pledge or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, to the extent that: (i) no such transfer, charge, pledge or Security shall: E. release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant transfer, charge, pledge or Security for the Lender as a party to any of the Finance Documents; or F. require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents; and (ii) until the occurrence of an event of default (howsoever defined in the documents relating to such transfer, charge, pledge or Security), the DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

57 Paris 18365539.6 relevant Lender will continue to remain in charge of the reception of payment under any claim it may have against any Obligor under the Finance Documents. 21.7.2 The limitations on transfers by a Lender set out in any Finance Document, in particular in Clause 21.1 (Transfers by the Lenders), Clause 21.2 (Conditions of transfer) and Clause 21.3 (Transfer fee) shall not apply to the creation of Security pursuant to Clause 21.7.1. 21.7.3 The limitations and provisions referred to in Clause 21.7.2 shall further not apply to any enforcement of Security created pursuant to Clause 21.7.1 by a federal reserve or central bank, a Lender, an Affiliate of a Lender or when an Event of Default is continuing. 21.8 Changes to the Obligors No Obligor may transfer any of its rights and/or obligations under the Finance Documents. 22. ROLE OF THE AGENT, THE ARRANGER AND THE REFERENCE BANKS 22.1 Appointment of the Agent 22.1.1 Each of the Arranger and the Lenders appoints the Agent to act as its agent under and in connection with the Finance Documents. 22.1.2 Each of the Arranger and the Lenders authorises the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions. 22.1.3 Notwithstanding the provisions of Article 1161, paragraph 1, of the French Code civil, each Finance Party (other than the Agent) expressly authorises, where necessary, the Agent to sign any document it signs on behalf of such Finance Party, (i) on behalf of the Agent acting for its own account and (ii) on behalf of one or more others counterparties to this document. 22.2 Instructions 22.2.1 The Agent shall: (a) unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by: (i) all Lenders or the Super Majority Lenders if the relevant Finance Document stipulates the matter is an all Lender or a Super Majority Lenders decision; and (ii) in all other cases, the Majority Lenders; and (b) not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with Paragraph (a) above. 22.2.2 The Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders or Super Majority Lenders, as applicable (or, if the relevant Finance Document stipulates the matter is a decision for any other Lender or group of Lenders, DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

58 Paris 18365539.6 from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion. The Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested. 22.2.3 Save in the case of decisions stipulated to be a matter for any other Lender or group of Lenders or Super Majority Lenders under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties. 22.2.4 The Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions. 22.2.5 In the absence of instructions, the Agent may act (or refrain from acting) as it considers to be in the best interest of the Lenders. 22.2.6 The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document. 22.3 Duties of the Agent 22.3.1 The Agent's duties under the Finance Documents are solely mechanical and administrative in nature. 22.3.2 Subject to Clause 22.3.3, the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party. 22.3.3 Without prejudice to Clause 21.6 (Copy of Transfer Agreement to Parent Company), Clause 22.3.2 shall not apply to any Transfer Agreement. 22.3.4 Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party. 22.3.5 If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties. 22.3.6 If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Agent or the Arranger) under this Agreement it shall promptly notify the other Finance Parties. 22.3.7 The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied). 22.4 Role of the Arranger DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

59 Paris 18365539.6 Except as specifically provided in the Finance Documents, the Arranger has no obligations of any kind to any other Party under or in connection with any Finance Document. 22.5 No fiduciary duties 22.5.1 Nothing in any Finance Document constitutes the Agent or the Arranger as a trustee or fiduciary of any other person. 22.5.2 Neither the Agent nor the Arranger shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account. 22.6 Business with the Group The Agent and the Arranger may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group. 22.7 Rights and discretions 22.7.1 The Agent may: (a) rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised; (b) assume that: (i) any instructions received by it from the Majority Lenders, Super Majority Lenders, any Lenders or any group of Lenders are duly given in accordance with the terms of the Finance Documents; and (ii) unless it has received notice of revocation, that those instructions have not been revoked; and (c) rely on a certificate from any person: (i) as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or (ii) to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of Paragraph (i) above, may assume the truth and accuracy of that certificate. 22.7.2 The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that: (a) no Default has occurred (unless it has actual knowledge of a Default arising under Clause 20.1 (Events of Default); (b) any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised; and (c) any notice or request made by the Parent Company (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Obligors. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

60 Paris 18365539.6 22.7.3 The Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts. 22.7.4 The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying, unless directly caused by its gross negligence or wilful misconduct. 22.7.5 The Agent may act in relation to the Finance Documents through its officers, employees and agents. 22.7.6 Unless a Finance Document expressly provides otherwise the Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement. 22.7.7 Notwithstanding any other provision of any Finance Document to the contrary, neither the Agent nor the Arranger is obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality. 22.7.8 Notwithstanding any provision of any Finance Document to the contrary, the Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it. 22.8 Responsibility for documentation Neither the Agent nor the Arranger is responsible or liable for: 22.8.1 the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Agent, the Arranger, an Obligor or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; or 22.8.2 the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document. 22.9 No duty to monitor The Agent shall not be bound to enquire: 22.9.1 whether or not any Default has occurred; 22.9.2 as to the performance, default or any breach by any Party of its obligations under any Finance Document; or 22.9.3 whether any other event specified in any Finance Document has occurred. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

61 Paris 18365539.6 22.10 Exclusion of liability 22.10.1 Without limiting Clause 22.10.2 (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent), the Agent will not be liable for: (a) any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct; (b) exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document, other than by reason of gross negligence or wilful misconduct; or (c) without prejudice to the generality of Paragraphs (a) and (b) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation, for negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of: (i) any act, event or circumstance not reasonably within its control; or (ii) the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action. 22.10.2 No Party (other than the Agent) may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent may rely on this Clause. 22.10.3 The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose. 22.10.4 Nothing in this Agreement shall oblige the Agent or the Arranger to carry out: (a) any "know your customer" or other checks in relation to any person; or DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

62 Paris 18365539.6 (b) any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender, on behalf of any Lender and each Lender confirms to the Agent and the Arranger that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Agent or the Arranger. 22.10.5 Without prejudice to any provision of any Finance Document excluding or limiting the Agent's liability, any liability of the Agent arising under or in connection with any Finance Document shall be limited to the amount of actual loss which has been suffered (as determined by reference to the date of default of the Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages. 22.11 Lenders' indemnity to the Agent Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 25.10 (Disruption to Payment Systems etc.) notwithstanding the Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by an Obligor pursuant to a Finance Document). 22.12 Resignation of the Agent 22.12.1 The Agent may resign and appoint one of its Affiliates acting through an office in France as successor by giving notice to the Lenders and the Parent Company. 22.12.2 Alternatively the Agent may resign by giving 30 days' notice to the Lenders and the Parent Company, in which case the Super Majority Lenders (after consultation with the Parent Company) may appoint a successor Agent, which shall not be incorporated or acting through an office situated in a Non-Cooperative Jurisdiction. 22.12.3 The Parent Company may, on no less than 30 days’ prior notice to the Agent, require the Lenders to replace the Agent and appoint a replacement Agent if any amount payable under a Finance Document by an Obligor established in France becomes not deductible from that Obligor's taxable income for French tax purposes by reason of that amount (i) being paid or accrued to an Agent incorporated or acting through an office situated in a Non-Cooperative Jurisdiction or (ii) paid to an account opened in the name of that Agent in a financial institution situated in a Non-Cooperative Jurisdiction. In this case, the Agent shall resign and a replacement Agent shall be appointed by the Super Majority Lenders (after consultation with the Company) within 30 days after notice of replacement was given. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

63 Paris 18365539.6 22.12.4 If the Super Majority Lenders have not appointed a successor Agent in accordance with Clause 22.12.2 within 20 days after notice of resignation was given, the retiring Agent (after consultation with the Parent Company) may appoint a successor Agent. 22.12.5 The retiring Agent shall make available to the successor Agent such documents and records necessary to the performance of Agent’s functions under the Finance Documents, and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents. The Parent Company shall, within three Business Days of demand, reimburse the retiring Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance. 22.12.6 The Agent's resignation notice shall only take effect upon the appointment of a successor. 22.12.7 Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under Clause 22.12.6) but shall remain entitled to the benefit of Clause 14.2 (Indemnity to the Agent) and this Clause 22 (Role of the Agent, the Arranger) (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party. 22.12.8 After consultation with the Parent Company, the Super Majority Lenders may, by notice to the Agent, require it to resign in accordance with Clause 22.12.2. In this event, the Agent shall resign in accordance with Clause 22.12.2. 22.12.9 The Agent shall resign in accordance with Clause 22.12.2 (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to Clause 22.12.4) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents, either: (a) the Agent fails to respond to a request under Clause 12.8 (FATCA Information) and the Parent Company or a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; (b) the information supplied by the Agent pursuant to Clause 12.8 (FATCA Information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or (c) the Agent notifies the Parent Company and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date, and (in each case) the Parent Company or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and the Parent Company or that Lender, by notice to the Agent, requires it to resign. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

64 Paris 18365539.6 22.13 Confidentiality 22.13.1 In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments. 22.13.2 If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it. 22.14 Relationship with the Lenders 22.14.1 The Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office: (a) entitled to or liable for any payment due under any Finance Document on that day; and (b) entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement. 22.14.2 Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address and electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, electronic mail address (or such other information), department and officer by that Lender for the purposes of Clause 27.2 (Addresses) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender. 22.15 Credit appraisal by the Lenders Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Agent and the Arranger that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to: 22.15.1 the financial condition, status and nature of each member of the Group; 22.15.2 the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; 22.15.3 whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

65 Paris 18365539.6 agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and 22.15.4 the adequacy, accuracy or completeness of any other information provided by the Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document. 22.16 Deduction from amounts payable by the Agent If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted. 22.17 Security 22.17.1 Agent as holder of security Each Finance Party (other than the Agent) irrevocably appoints the Agent to act as its agent (mandataire) under and in connection with the Security Documents. 22.17.2 Responsibility The Agent is not liable nor responsible to any other Finance Party for: (a) any failure in perfecting or protecting the security created by any Security Document; or (b) any other action taken by it in connection with any Security Document, unless directly caused by its gross negligence or wilful misconduct, (c) the right or title of any person in or to, or the value of, or sufficiency of any part of the security created by the Security Documents; (d) the priority of any security created by the Security Documents; or (e) the existence of any other Security affecting any asset secured under a Security Document. 22.17.3 Authorisation Each Finance Party authorises the Agent (by itself or by such person(s) as it may nominate) to enter into the Security Documents as agent (mandataire) on its behalf provided that it has received confirmation from such Finance Party that it approves the terms and conditions of each such Security Document. 22.18 Role of Reference Banks 22.18.1 No Reference Bank is under any obligation to provide a quotation or any other information to the Agent. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

66 Paris 18365539.6 22.18.2 No Reference Bank will be liable for any action taken by it under or in connection with any Finance Document, or for any Reference Bank Quotation, unless directly caused by its gross negligence or wilful misconduct. 22.18.3 No Party (other than the relevant Reference Bank) may take any proceedings against any officer, employee or agent of any Reference Bank in respect of any claim it might have against that Reference Bank or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document, or to any Reference Bank Quotation, and any officer, employee or agent of each Reference Bank may rely on this Clause 22.18. 23. CONDUCT OF BUSINESS BY THE FINANCE PARTIES 23.1 No provision of this Agreement will: 23.1.1 interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit; 23.1.2 oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or 23.1.3 oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax. 23.2 Any Lender is entitled to exercise any of its rights and discretion under the Finance Documents through any agent (including any entity appointed to act as servicer on its behalf). 24. SHARING AMONG THE FINANCE PARTIES 24.1 Payments to Finance Parties If a Finance Party (a "Recovering Finance Party") receives or recovers any amount from an Obligor other than in accordance with Clause 25 (Payment mechanics) (a "Recovered Amount") and applies that amount to a payment due under the Finance Documents then such Recovering Finance Party shall be deemed to have been substituted (within the meaning of Article 1994 of the French Code civil) for the Agent for purposes of receiving or recovering a Sharing Payment (as defined below) and: 24.1.1 the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Agent; 24.1.2 the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 25 (Payment mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and 24.1.3 the Recovering Finance Party shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 25.5 (Partial payments). 24.2 Redistribution of payments DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

67 Paris 18365539.6 The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the "Sharing Finance Parties") in accordance with Clause 25.5 (Partial payments) towards the obligations of that Obligor to the Sharing Finance Parties. 24.3 Recovering Finance Party's rights On a distribution by the Agent under Clause 24.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor to the Recovering Finance Party. 24.4 Reversal of redistribution If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then: 24.4.1 each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the "Redistributed Amount"); and 24.4.2 as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor to the relevant Sharing Finance Party. 24.5 Exceptions 24.5.1 This Clause 24 (Sharing among the Finance Parties) shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor. 24.5.2 A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if: (a) it notified that other Finance Party of the legal or arbitration proceedings; and (b) that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings. 25. PAYMENT MECHANICS 25.1 Payments to the Agent 25.1.1 On each date on which a Borrower or a Lender is required to make a payment under a Finance Document, that Borrower or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in Euros. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

68 Paris 18365539.6 25.1.2 Payment shall be made to such account in Paris, as specified by the Agent, and with such bank as the Agent, in each case, specifies. 25.2 Distributions by the Agent Each payment received by the Agent under the Finance Documents for another Party shall, subject to Clause 25.3 (Distributions to an Obligor) and Clause 25.4 (Clawback) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five Business Days' notice with a bank specified by that Party in the principal financial centre of a Participating Member State or London as specified by that Party. 25.3 Distributions to an Obligor The Agent may (with the consent of the relevant Borrower or in accordance with Clause 26 (Set- off) apply any amount received by it for that Borrower in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Borrower under the Finance Documents or in or towards purchase of any amount of any currency to be so applied. 25.4 Clawback 25.4.1 Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum. 25.4.2 If the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds. 25.5 Partial payments 25.5.1 If the Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order: (a) first, in or towards payment pro rata of any unpaid amount owing to the Agent under the Finance Documents; (b) secondly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under this Agreement; (c) thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and (d) fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

69 Paris 18365539.6 25.5.2 The Agent shall, if so directed by the Super Majority Lenders, vary the order set out in Paragraphs (b) to (d) above. 25.5.3 Clauses 25.5.1 and 25.5.2 will override any appropriation made by an Obligor. 25.6 No set-off by Obligors Subject to the provisions of Clause 6.2, all payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim. 25.7 Business Days 25.7.1 Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not). 25.7.2 During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date. 25.8 Currency of account 25.8.1 Subject to Clauses 25.8.2 to 25.8.4, Euro is the currency of account and payment for any sum due from a Borrower under any Finance Document. 25.8.2 A repayment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum shall be made in the currency in which that Loan or Unpaid Sum is denominated, pursuant to this Agreement, on its due date. 25.8.3 Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated, pursuant to this Agreement, when that interest accrued. 25.8.4 Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred. 25.9 Change of currency 25.9.1 Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then: (a) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Parent Company); and (b) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably). 25.9.2 If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Parent Company) specifies to DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

70 Paris 18365539.6 be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency. 25.10 Disruption to Payment Systems etc. If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is notified by the Parent Company that a Disruption Event has occurred: 25.10.1 the Agent may, and shall if requested to do so by the Parent Company, consult with the Parent Company with a view to agreeing with the Parent Company such changes to the operation or administration of the Facility as the Agent may deem necessary in the circumstances; 25.10.2 the Agent shall not be obliged to consult with the Parent Company in relation to any changes mentioned in Clause 25.10.1 if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes; 25.10.3 the Agent may consult with the Finance Parties in relation to any changes mentioned in Clause 25.10.1 but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances; 25.10.4 any such changes agreed upon by the Agent and the Parent Company shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 31 (Amendments and waivers); and 25.10.5 the Agent shall notify the Finance Parties of all changes agreed pursuant to Clause 25.10.4. 26. SET-OFF Without prejudice to Clause 6.2, if a Default is continuing, a Finance Party may set off any matured obligation due from a Borrower under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. A Finance Party which has exercised its right of set-off pursuant to this Clause 26 shall promptly notify the Borrower and the Agent of any such set-off or conversion. 27. NOTICES 27.1 Communications in writing Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by electronic mail, normal letter mailed or hand delivered, registered letter or registered letter with acknowledgement of receipt. 27.2 Addresses The address (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is: DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

27.2.1 in the case of the Parent Company and of the Borrowers, that identified with its name below;

27.2.2 in the case of each Lender, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and

27.2.3 in the case of the Agent, that identified with its name below,

or any substitute address or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days' notice.

Party	Name	Details	
Parent Company	Constellium International	Address:	40-44 rue Washington, 75008 Paris, France
		Attention:	Laurent Schmitt, Finance Director
		e-mail:	laurent.schmitt@constellium.com
		Copy:	Dr. Mark Kirkland, Director Treasury & Enterprise Risk Management
		e-mail:	mark.kirkland@constellium.com
Borrower	Constellium Issoire	Address:	rue Yves Lamourdedieu ZI les Listes, 63500 Issoire, France
		Attention:	Olivier Vallée, Finance Director Dr. Mark Kirkland, Director Treasury & Enterprise Risk Management
		e-mail:	olivier.vallee@constellium.com mark.kirkland@constellium.com
Borrower	Constellium Neuf Brisach	Address:	ZIP Rhenane Nord-RD 52 68600 Bisheim, France
		Attention:	Florence Damour, Finance Director Dr. Mark Kirkland, Director Treasury & Enterprise Risk Management
		e-mail:	florence.damour@constellium.com mark.kirkland@constellium.com

71

Paris 18365539.6

72 Paris 18365539.6 Party Name Details Agent Factofrance Address: Factofrance Tour Facto, 18, rue Hoche 92988 Paris La Défense France Attention: Christine Vadon e-mail: Christine.Vadon@factofrance.com Fax: + 33 (0)1 46 35 17 04 27.3 Delivery 27.3.1 Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective: (a) if by way of electronic mail, when actually received (or made available) in readable form and in the case of any electronic communication made by a Party to the Agent only if it is addressed in such a manner as the Agent shall specify for this purpose; and (b) if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 27.2 (Addresses), if addressed to that department or officer. 27.3.2 Any communication or document to be made or delivered to the Agent will be effective only when actually received by the Agent and then only if it is expressly marked for the attention of the department or officer identified with the name of the Agent above (or any substitute department or officer as the Agent shall specify for this purpose). 27.3.3 All notices from or to an Obligor shall be sent through the Agent. 27.3.4 Any communication or document made or delivered to the Parent Company in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors. 27.3.5 Any communication or document which becomes effective, in accordance with Clauses 27.3.1 to 27.3.4, after 5:00 p.m. in the place in which the Party to whom the relevant communication is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day. 27.4 English language 27.4.1 Any notice given under or in connection with any Finance Document must be in English. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

73 Paris 18365539.6 27.4.2 All other documents provided under or in connection with any Finance Document must be: (a) in English; or (b) if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document. 28. DAY COUNT CONVENTION Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the Relevant Market differs, in accordance with that market practice. 29. PARTIAL INVALIDITY If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired. 30. REMEDIES, WAIVERS AND HARDSHIP 30.1 Remedies and waivers No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any Finance Document on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and, subject to Clause 30.2 (No hardship), not exclusive of any rights or remedies provided by law. 30.2 No hardship Each Party hereby acknowledges that the provisions of Article 1195 of the French Code civil shall not apply to it with respect to its obligations under the Finance Documents and that it shall not be entitled to make any claim under Article 1195 of the French Code civil. 31. AMENDMENTS AND WAIVERS 31.1 Required consents 31.1.1 Subject to Clause 31.2 (All Lenders matters), Clause 31.3 (Super Majority Lenders) and Clause 31.4 (Other exceptions), any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Obligors and any such amendment or waiver will be binding on all Parties. 31.1.2 The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 31 (Amendments and waivers). 31.2 All Lenders matters DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

74 Paris 18365539.6 An amendment or waiver of any term of any Finance Document that has the effect of changing or which relates to: 31.2.1 the definition of "Majority Lenders" or “Super Majority Lenders” in Clause 1.1 (Definitions); 31.2.2 an extension to the date of payment of any amount under the Finance Documents; 31.2.3 a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable; 31.2.4 an increase in any Commitment, or extension of the Availability Period; 31.2.5 a modification to the definition of “Borrowing Base Value” in Clause 1.1 (Definitions) or of any component of such definition which may result in an increase of any Borrowing Base Value; 31.2.6 any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the Facility; 31.2.7 a change to the Borrowers or the Parent Company; 31.2.8 any provision relating to Sanctions or anti-bribery regulations; 31.2.9 any provision which expressly requires the consent of all the Lenders; 31.2.10 Clause 2.2 (Finance Parties’ rights and obligations), Clause 7.10 (Application of prepayments), Clause 21 (Changes to the Parties), Clause 24 (Sharing among the Finance Parties), this Clause 31 (Amendments and waivers) or Clause 34 (Applicable Law - Jurisdiction); 31.2.11 the nature or scope of: (i) the guarantee granted under Clause 17 (Guarantee); (ii) (other than as expressly permitted by the provisions of any Finance Document) the Pledged Inventory; or (iii) the manner in which the proceeds of enforcement of any Security granted pursuant to any Security Document are distributed; or 31.2.12 the release or partial release of any guarantee granted under Clause 17 (Guarantee) or of any Security granted pursuant to any Security Document (other than as contemplated by the Finance Documents), shall not be made without the prior consent of all the Lenders. 31.3 Super Majority Lenders An amendment or waiver of any term of any Finance Document that has the effect of changing or which relates to: 31.3.1 any provision which expressly requires the consent or the instructions of the Super Majority Lenders; DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

75 Paris 18365539.6 31.3.2 any condition precedent provided for in Clause 4 (Conditions of Utilisation) and Clause 5 (Utilisation); or 31.3.3 Clause 20 (Events of Default), shall not be made without the prior consent of the Super Majority Lenders. 31.4 Other exceptions An amendment or waiver which relates to the rights or obligations of the Agent, the Arranger or a Reference Bank (each in their capacity as such) may not be effected without the consent of the Agent, the Arranger, or that Reference Bank as the case may be. 32. CONFIDENTIAL INFORMATION 32.1 Confidentiality 32.1.1 Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 32.1.2 (Disclosure of Confidential Information), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information. 32.1.2 Disclosure of Confidential Information Any Finance Party may, without prejudice to the provisions of article L.511-33 of the French Code monétaire et financier, disclose: (a) to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this Paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information; (b) to any person: (i) to (or through) whom it transfers (or may potentially transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Agent and, in each case, to any of that person's Affiliates, Related Funds, representatives and professional advisers; (ii) with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Related Funds, representatives and professional advisers; DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

76 Paris 18365539.6 (iii) appointed by any Finance Party or by a person to whom Paragraph (i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under Clause 22.14.2); (iv) who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in Paragraph (i) or (ii) above; (v) to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation; (vi) to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes; (vii) to whom or for whose benefit that Finance Party transfers, charges, pledges or otherwise creates security (or may do so) pursuant to Clause 21.7 (Security over Lenders' rights) including to a federal reserve or central bank (including, for the avoidance of doubt, the European Central Bank) to (or through) whom it creates security pursuant to Clause 21.7 (Security over Lenders' rights) and any federal reserve or central bank (including, for the avoidance of doubt, the European Central Bank) may disclose such Confidential Information to a third party to whom it transfers (or may potentially transfer) rights under the Finance Documents or the securities issued by the special purpose vehicle in connection with the enforcement of such security; (viii) who is a Party; or (ix) with the consent of the Parent Company; in each case, such Confidential Information as that Finance Party shall consider appropriate if: G. in relation to Paragraphs (i), (ii) and (iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information; H. in relation to Paragraph (iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information; I. in relation to Paragraphs (v), (vi) and (vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

77 Paris 18365539.6 information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances; J. to any person appointed by that Finance Party or by a person to whom Paragraph (i), or (ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this Paragraph J if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement in a form agreed between the Parent Company and the relevant Finance Party; and K. to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information. 32.2 Entire agreement Without prejudice to the provisions of article L.511-33 of the French Code monétaire et financier, this Clause 32 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information. 32.3 Inside information Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose. 32.4 Notification of disclosure Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Parent Company: 32.4.1 of the circumstances of any disclosure of Confidential Information made pursuant to Paragraph (b)(v) of Clause 32.1.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that Paragraph during the ordinary course of its supervisory or regulatory function; and 32.4.2 upon becoming aware that Confidential Information has been disclosed in breach of this Clause 32. 32.5 Continuing obligations DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

78 Paris 18365539.6 The obligations in this Clause 32 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of twelve months from the earlier of: 32.5.1 the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and 32.5.2 the date on which such Finance Party otherwise ceases to be a Finance Party. 33. CONFIDENTIALITY OF REFERENCE BANK QUOTATIONS 33.1 Confidentiality and disclosure 33.1.1 The Agent and each Obligor agree to keep each Funding Rate (and, in the case of the Agent, each Reference Bank Quotation) confidential and not to disclose it to anyone, save to the extent permitted by Clauses 33.1.2, 33.1.3 and 33.1.4. 33.1.2 The Agent may, without prejudice to the provisions of article L.511-33 of the French Code monétaire et financier, disclose: (a) any Funding Rate (but not, for the avoidance of doubt, any Reference Bank Quotation) to the relevant Borrower pursuant to Clause 8.4 (Notification of rates of interest); and (b) any Funding Rate or any Reference Bank Quotation to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement in a form as agreed between the Agent and the relevant Lender or Reference Bank, as the case may be. 33.1.3 The Agent may, without prejudice to the provisions of article L.511-33 of the French Code monétaire et financier, disclose any Funding Rate or any Reference Bank Quotation, and each Obligor may disclose any Funding Rate, to: (a) any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and representatives if any person to whom that Funding Rate or Reference Bank Quotation is to be given pursuant to this Paragraph (a) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or Reference Bank Quotation or is otherwise bound by requirements of confidentiality in relation to it; (b) any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent, it is not practicable to do so in the circumstances; DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

79 Paris 18365539.6 (c) any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent, it is not practicable to do so in the circumstances; and (d) any person with the consent of the relevant Lender or Reference Bank, as the case may be. 33.1.4 The Agent's obligations in this Clause 33 relating to Reference Bank Quotations are without prejudice to its obligations to make notifications under Clause 8.4 (Notification of rates of interest) provided that (other than pursuant to Clause 33.1.2(a)) the Agent shall not include the details of any individual Reference Bank Quotation as part of any such notification. 33.2 Related obligations 33.2.1 The Agent and each Obligor acknowledge that each Funding Rate (and, in the case of the Agent, each Reference Bank Quotation) is or may be price-sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Agent and each Obligor undertake not to use any Funding Rate or, in the case of the Agent, any Reference Bank Quotation for any unlawful purpose. 33.2.2 The Agent and each Obligor agree (to the extent permitted by law and regulation) to inform the relevant Lender or Reference Bank, as the case may be: (a) of the circumstances of any disclosure made pursuant to of Clause 33.1.3(a) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and (b) upon becoming aware that any information has been disclosed in breach of this Clause 33. 33.3 No Event of Default No Event of Default will occur under Clause 20.1.2 by reason only of an Obligor's failure to comply with this Clause 33. 34. APPLICABLE LAW - JURISDICTION 34.1 The provisions of this Agreement shall be construed in accordance with and shall be governed by French law. 34.2 Each of the Parties to this Agreement agrees that any and all disputes arising out of or in connection with this Agreement and in particular with its validity, interpretation, performance or non-performance, shall be exclusively referred to the competent courts in the jurisdiction of the Paris Court of Appeal. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

80 Paris 18365539.6 SCHEDULE 1. THE LENDERS Name of Original Lender Commitment Factofrance 40,000,000 euros BNP Paribas 30,000,000 euros Deutsche Bank Aktiengesellschaft 30,000,000 euros DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

81 Paris 18365539.6 SCHEDULE 2. CONDITIONS PRECEDENT Part 1 – Conditions Precedent at the Signing Date 1. The following documents must be delivered by each Obligor on the Signing Date : (a) A certified copy of the up-to-date constitutional documents (statuts) of each Borrower; (b) An original copy or a certified copy of the up-to-date constitutional documents (statuten) of the Parent Company; (c) An original copy or a certified copy of the certificate of incorporation of each Borrower (Extrait K-bis) dated no later than one month prior to the Signing Date; (d) An original copy or a certified copy of the up-to-date deed of incorporation of the Parent Company (oprichtingsakte); (e) An original copy or a certified copy of a statement of charges over assets and encumbrances (état des inscriptions et nantissements), including a statement as to pledges without dispossession (gages sans dépossession), in relation to each Borrower, dated no later than one month prior to the Signing Date. (f) To the extent required by any applicable law or by its constitutional documents, original copies or certified copies of the resolutions of the competent corporate bodies, approving the terms of, the transactions contemplated by, and the execution and performance of the Finance Documents, including, with respect to the Parent Company, confirmation that the Guarantee complies with the corporate benefit principle applicable to it; (g) An original copy or a certified copy of the power(s) of attorney of the person(s) signing the Finance Documents or any notice or certificate under the Finance Documents; (h) A specimen of the signature of each person referred to in Paragraph (g) above and of each person authorised by the resolution referred to in Paragraph (f) above. (i) A certificate of an authorised signatory of each Obligor confirming that borrowing or guaranteeing, as appropriate, the Total Commitments, would not cause any borrowing, guaranteeing or similar limit binding on the relevant Obligor to be exceeded. (j) A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this Part 1 of SCHEDULE 2 (Conditions Precedent) is correct, complete and in full force and effect as at a date no earlier than the Signing Date. 2. The following legal opinions must be provided on the Signing Date : (a) Legal opinion by Clifford Chance Europe LLP in respect of the legal existence, the absence of insolvency proceedings, capacity and authority of the Borrowers in connection with the execution and performance of the Finance Documents to be executed on the Signing Date to which they are a party; (b) Legal opinion by Clifford Chance Amsterdam in respect of the legal existence, the absence of insolvency proceedings, capacity and authority of the Parent Company in connection with the execution and performance of the Finance Documents to which it is a party; and DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

82 Paris 18365539.6 (c) Legal opinion by Dentons Europe in respect of the validity and enforceability of the Finance Documents to be executed on the Signing Date drafted by them. 3. Other documents and evidence (a) Execution of this Agreement and the Fee Letters. (b) Report from the Escrow Agent satisfactory to the Agent. (c) All costs and expenses (including the Agent’s and the Arranger’s legal costs, to the extent invoiced in due time) then due and payable by each Obligor under the Finance Documents have been paid. Part 2 – Conditions Precedent at the first Utilisation Date 1. Documents and evidence (a) Execution of the Security Documents substantially in the form set out in SCHEDULE 10 (Form of Security Documents) or in such other form as may be agreed between the Agent (acting on the instructions of all the Lenders) and the Parent Company, provided that the Agent may request to be provided by each Borrower, on or before the execution of such Security Documents, with the following documents: (i) a certified copy of the up-to-date constitutional documents (statuts) of each Borrower if such constitutional documents have been modified since the Signing Date; (ii) an original copy or a certified copy of the certificate of incorporation of each Borrower (Extrait K-bis) if the certificate of incorporation of such Borrower delivered to the Agent as condition precedent to the Signing Date is more than two months old; (iii) an original copy or a certified copy of a statement of charges over assets and encumbrances (état des inscriptions et nantissements), including a statement as to pledges without dispossession (gages sans dépossession), in relation to each Borrower, if the statement of charges over assets and encumbrances of such Borrower delivered to the Agent as condition precedent to the Signing Date is more than two months old; and (iv) if necessary, original copies or certified copies of the resolutions of the competent corporate bodies, approving the terms of, the transactions contemplated by, and the execution and performance of the Security Documents to be executed by it and an original copy or a certified copy of the power(s) of attorney of the person(s) signing the Security Documents to be executed by it. (b) Execution of any necessary document with the Escrow Agent and the Independent Appraiser. (c) Evidence that an insurance policy complying with the terms of the Finance Documents has been entered into by each Borrower in relation to its Pledged Inventory and that the related premiums have been paid to the insurer. (d) All costs and expenses (including the Agent’s and the Arranger’s legal costs) then due and payable by each Obligor under the Finance Documents have been paid. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

83 Paris 18365539.6 (e) Confirmation by Deutsche Bank Aktiengesellschaft, that it has received from Factofrance all satisfactory documents to comply with all know your customers’ requirements applicable to Deutsche Bank Aktiengesellschaft, in respect of the Agent (provided that, notwithstanding any provision to the contrary, such condition may be waived only with the prior approval of Deutsche Bank Aktiengesellschaft). 2. The following legal opinions must be provided on or before the first Utilisation Date: (a) Legal opinion by Clifford Chance Europe LLP in respect of the legal existence, the absence of insolvency proceedings, capacity and authority of the Borrowers in connection with the execution and performance of the Finance Documents to be executed on or before the first Utilisation Date to which they are a party; (b) Legal opinion by Dentons Europe in respect of the validity of the Finance Documents to be executed on or before the first Utilisation Date drafted by them. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

84 Paris 18365539.6 SCHEDULE 3. FORM OF UTILISATION REQUEST Utilisation Request From: [Borrower] To: [Agent] Dated: [] Dear Sirs, Constellium – 100,000,000 EUR Facility Agreement dated [] April 2017 (the "Agreement") 1. We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request. 2. We wish to borrow a Tranche A Loan [and a Tranche B Loan] on the following terms: Proposed Utilisation Date: [] (or, if that is not a Business Day, the next Business Day) Currency of Loans: Euro Amount of Tranche A Loan: [] [Amount of Tranche B Loan: []] Interest Period: [] 3. The Available Tranche A Amount [and the Available Tranche B Amount] for the proposed Utilisation Date is determined as follows: - applicable Inventory Value (With Dispossession): sum of [],[] and []; - applicable Inventory Value (Without Dispossession): sum of [],[] and []; - applicable Recalculated Net Orderly Liquidation Percentage: []; - Financeable Inventory Value (With Dispossession): [90%]/[75%] of sum of [],[] and []; - Financeable Inventory Value (Without Dispossession): 75% of sum of [],[] and []; - Borrowing Base Value: [sum of Financeable Inventory Value (With Dispossession) and Financeable Inventory Value (Without Dispossession)]/[4* Financeable Inventory Value (With Dispossession)]/[Financeable Inventory Value (With Dispossession)] - Available Facility: [Borrowing Base Value OR sum of Available Commitments] - Available Tranche A Amount: [Available Facility OR Financeable Inventory Value (With Dispossession)] DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

85 Paris 18365539.6 - Available Tranche B Amount:[Difference between Available Facility and Financeable Inventory Value (With Dispossession)] 4. We confirm that each condition specified in Clause 4.2 (Further conditions precedent) is satisfied on the date of this Utilisation Request. 5. [This Tranche A Loan is to be made in [whole]/[part] for the purpose of refinancing [identify maturing Loan]/[The proceeds of this Tranche A Loan should be credited to [account].] [[This Tranche B Loan is to be made in [whole]/[part] for the purpose of refinancing [identify maturing Loan]/[The proceeds of this Tranche B Loan should be credited to [account].]] 6. This Utilisation Request is irrevocable. Yours faithfully ………………………………… authorised signatory for [name of Borrower] DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

86 Paris 18365539.6 SCHEDULE 4. FORM OF TRANSFER AGREEMENT This Transfer Agreement is made on [●] BETWEEN: 1. [●] (the "Existing Lender") AND: 2. [●] (the "New Lender") WHEREAS: (A) The Existing Lender has entered into a revolving loan facility in an aggregate amount equal to 100,000,000 euros under a facility agreement dated [] April 2017, between Constellium International as Parent Company, Constellium Neuf Brisach and Constellium Issoire as Borrowers, the financial institutions listed in part I of schedule 1 thereto as Original Lenders and Factofrance acting as Arranger and as Agent of the Lenders (the "Facility Agreement"). (B) The Existing Lender wishes to transfer and the New Lender wishes to acquire [all]/[the part specified in Schedule 1 to this Transfer Agreement] of the Existing Lender's Commitment, rights [and obligations] referred to in Schedule 1 to this Transfer Agreement. (C) Terms defined in the Facility Agreement have the same meaning when used in this Transfer Agreement. IT IS AGREED AS FOLLOWS: 1. [The Existing Lender and the New Lender agree to the transfer (cession) of]/[The Existing Lender confirms that, by a separate agreement, it will transfer (céder) on the Transfer Date to the New Lender]1 [all]/[the part specified in Schedule 1 to this Transfer Agreement] of the Existing Lender's Commitment, rights [and obligations] referred to in Schedule 1 to this Transfer Agreement together with the Existing Lender's rights and benefits under all Security and guarantees granted by the Obligors, in accordance with Clause 21.5 (Procedure for transfer) of the Facility Agreement.2 2. The proposed Transfer Date is [●]3. 3. The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 27.2 (Addresses) are set out in Schedule 1 to this Transfer Agreement. 1 Use this option if the transfer is made by way of a separate agreement (e.g. pursuant to Articles L. 214- 169 or L. 313-23 et seq. of the French Code monétaire et financier). 2 In the case of a transfer of rights and/or obligations by the Existing Lender under this Transfer Agreement, the New Lender should, if it considers it necessary to make the transfer effective as against the Obligors, arrange for such transfer to be notified to the Obligors or acknowledged by the Obligors. 3 Please note that in case of a transfer made, for example, by way of bordereau FCT, bordereau Dailly or contrat de fiducie, it is assumed that the Transfer Date will be the date affixed on such bordereau FCT or bordereau Dailly or agreed in such contrat de fiducie. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

87 Paris 18365539.6 4. The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in Clause 21.4 (Limitation of responsibility of Existing Lenders) of the Facility Agreement. 5. The New Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is: (a) a Qualifying Lender other than a Treaty Lender; (b) a Treaty Lender; (c) not a Qualifying Lender,4 and that it is [not]5 incorporated or acting through a Facility Office situated in a Non-Cooperative Jurisdiction. 6. The New Lender confirms to the other Finance Parties represented by the Agent that it has become entitled to the same rights and that it will assume the same obligations to those Parties as it would have been under if it was an Original Lender. 7. This Transfer Agreement is governed by French law. The Tribunal de Commerce de Paris shall have jurisdiction in relation to any dispute concerning it. 8. This Transfer Agreement has been entered into on the date stated at the beginning of this Transfer Agreement. 4 Delete as applicable. Each New Lender is required to confirm which of these three categories it falls within. 5 Delete as applicable. Each New Lender is required to confirm whether it falls within one of these categories or not. DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

88 Paris 18365539.6 Schedule 1 Commitment/rights [and obligations] to be transferred [insert relevant details] [Facility Office address, fax number and attention details for notices and account details for payments] [Existing Lender] [New Lender] By: By: This Transfer Agreement is accepted by the Agent and the Transfer Date is confirmed as [●]. [Agent] By: DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

89 Paris 18365539.6 SCHEDULE 5. FORM OF TEG LETTER [On the letterhead of the Agent] From: Factofrance as Agent To: [Borrower] Date: [] Dear Sirs, Constellium – 100,000,000 EUR Facility Agreement dated [] (the "Agreement") We refer to the Agreement. This is the letter setting out the applicable effective global rate (taux effectif global) referred to in the Agreement. Terms defined in the Agreement have the same meaning in this letter unless given a different meaning in this letter. The effective global rate (taux effectif global) calculated on or about the date of this Agreement on the basis of a 365-day year is for an Interest Period of one month and at EURIBOR rate of [] per cent. per annum, [] per cent. (which corresponds to a taux de période of [] per cent. for a durée de période of one month). The above rates: (a) are given in order to comply with the provisions of Articles L.314-1 to L.314-5 and R.314-1 et seq. of the French Code de la consommation and Article L.313-4 of the French Code Monétaire et Financier and for information only; (b) are calculated on the basis that: (i) drawdown for the full amount of the Facility has been made in Euro on []; (ii) the EURIBOR rate, expressed as an annual rate, is as fixed on []; (iii) the Margin is []% per annum; and (c) take into account the various fees, costs and expenses payable by you under this Agreement, on the assumption that these fees, costs and expenses will be maintained at their original level throughout the term of this Agreement. This letter is designated a Finance Document. Please confirm your acceptance of the terms of this letter by signing and returning to us the enclosed copy. Yours faithfully, FACTOFRANCE as Agent DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

90 Paris 18365539.6 We agree to the above [] as Borrower DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

91 Paris 18365539.6 SCHEDULE 6. FORM OF CONFIDENTIALITY UNDERTAKING DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

92 Paris 18365539.6 SCHEDULE 7. FORM OF GUARANTEE DEMAND From: Factofrance as Agent To: Constellium International as guarantor [Insert address and contact details set out in clause 27.2 of the Agreement or any contact details notified by Constellium International in accordance with clause 27.2 of the Agreement] Date: [] URGENT / ATTENTION REQUIRED Dear Sirs, Constellium – 100,000,000 EUR Facility Agreement dated [] April 2017 (the "Agreement") We refer to the Agreement. This a Demand under the Agreement. Terms defined in the Agreement have the same meaning in this letter unless given a different meaning in this letter. On [●]6, we sent a notification (mise en demeure) to [Borrower] requesting payment by it of an amount of [●] which was due and payable by it on [●] in accordance with clause [20.1.1] of the Agreement and which remains unpaid as of today. In accordance with clause 17 (Guarantee) of the Agreement, we therefore hereby request you as guarantor, within seven (7) Business Days of receipt by you of this demand, to pay to us as Agent acting on behalf of the Finance Parties an amount of [●] to the following bank account: [●]7. Yours faithfully, FACTOFRANCE as Agent 6 This date must be at least 3 Business Days before the date of the demand 7 The relevant bank account must be in France or in The Netherlands DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

93 Paris 18365539.6 SCHEDULE 8. [RESERVED] DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

94 Paris 18365539.6 SCHEDULE 9. INDEPENDENT APPRAISER ENGAGEMENT LETTER DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

95 Paris 18365539.6 SCHEDULE 10. FORM OF SECURITY DOCUMENTS DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

SIGNATORIES / SIGNATAIRES

Made in Paris on the date mentioned on the first page hereof

Fait à Paris à la date mentionnée en tête des présentes

The Borrowers / Les Emprunteurs
CONSTELLIUM ISSOIRE

DocuSigned by: Christel Sahyoun A4E017E1E307465...
By / Par: __________
Name / Nom: Christel Sahyoun

DocuSigned by: Mark Kirkland F08FAC72EC0A4A7...
By / Par: __________
Name / Nom: Mark Kirkland

CONSTELLIUM NEUF BRISACH

DocuSigned by: Christel Sahyoun A4E017E1E307465...
By / Par: __________
Name / Nom: Christel Sahyoun

DocuSigned by: Mark Kirkland F08FAC72EC0A4A7...
By / Par: __________
Name / Nom: Mark Kirkland

The Parent Company / la Société-Mère
CONSTELLIUM INTERNATIONAL

DocuSigned by: Christel Sahyoun A4E017E1E307465...
By / Par: __________
Name / Nom: Christel Sahyoun

DocuSigned by: Mark Kirkland F08FAC72EC0A4A7...
By / Par: __________
Name / Nom: Mark Kirkland

16

Paris 18365258.6

DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB

The Agent / L'Agent
FACTOFRANCE

DocuSigned by:
Philippe Mutin
08AFD7AD9B1046B...

By / Par: ______________________

Name / Nom: Philippe Mutin

The Arranger / L'Arrangeur
FACTOFRANCE

DocuSigned by:
Philippe Mutin
08AFD7AD9B1046B...

By / Par: ______________________

Name / Nom: Philippe Mutin

The Lenders / Les Prêteurs
FACTOFRANCE

DocuSigned by:
Philippe Mutin
08AFD7AD9B1046B...

By / Par: ______________________

Name / Nom: Philippe Mutin

17

Paris 18365258.6

18 Paris 18365258.6 CREDIT SUISSE (DEUTSCHLAND) AKTIENGESELLSCHAFT By / Par: _________________________ Name / Nom: Joachim Ringer By / Par: _________________________ Name / Nom: Julia Frank BNP PARIBAS By / Par: _________________________ Name / Nom: Paul Rozek By / Par: _________________________ Name / Nom: Leonie Lefevre DEUTSCHE BANK AKTIENGESELLSCHAFT By / Par: _________________________ Name / Nom: Matthias Russwurm By / Par: _________________________ Name / Nom: Shoaib Urrehman DocuSign Envelope ID: 72404465-C57D-40D0-A3F9-6791069420DB